PROSPECTUS

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
VARIABLE PORTFOLIO FUNDS

PROSPECTUS OCT. 28, 2005

RiverSource(SM) Variable Portfolio - Balanced Fund

RiverSource(SM) Variable Portfolio - Cash Management Fund

RiverSource(SM) Variable Portfolio - Core Bond Fund

RiverSource(SM) Variable Portfolio - Diversified Bond Fund

RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund

RiverSource(SM) Variable Portfolio - Emerging Markets Fund

RiverSource(SM) Variable Portfolio - Global Bond Fund

RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund

RiverSource(SM) Variable Portfolio - Growth Fund

RiverSource(SM) Variable Portfolio - High Yield Bond Fund

RiverSource(SM) Variable Portfolio - Income Opportunities Fund

RiverSource(SM) Variable Portfolio - International Opportunity Fund

RiverSource(SM) Variable Portfolio - Large Cap Equity Fund

RiverSource(SM) Variable Portfolio - Large Cap Value Fund

RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund

RiverSource(SM) Variable Portfolio - Mid Cap Value Fund

RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)

RiverSource(SM) Variable Portfolio - S&P 500 Index Fund

RiverSource(SM) Variable Portfolio - Select Value Fund

RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund

RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund

RiverSource(SM) Variable Portfolio - Small Cap Value Fund

RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund

     As of Oct. 1, 2005, the RiverSource brand replaced "American Express" and "AXP" in the name of the American Express(R) Variable Portfolio Funds. In addition to the brand name change, the following funds changed their names:
     AXP Variable Portfolio - Equity Select Fund changed its name to RiverSource Variable Portfolio - Mid Cap Growth Fund, AXP Variable Portfolio - Managed Fund changed its name to RiverSource Variable Portfolio - Balanced Fund, AXP Variable Portfolio - Partners Select Value Fund changed its name to RiverSource Variable Portfolio - Select Value Fund, AXP Variable Portfolio
     - Partners Small Cap Value Fund changed its name to RiverSource Variable Portfolio - Small Cap Value Fund, AXP Variable Portfolio - Threadneedle Emerging Markets Fund changed its name to RiverSource Variable Portfolio - Emerging Markets Fund and AXP Variable Portfolio - Threadneedle International Fund changed its name to RiverSource Variable Portfolio - International Opportunity Fund.

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

     This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

     THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

     NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

THE RIVERSOURCE VARIABLE PORTFOLIO FUNDS                                      4P
RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND                                4P
Objective                                                                     4p
Principal Investment Strategies                                               4p
Principal Risks                                                               5p
Past Performance                                                              6p
Management                                                                    7p
RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND                         8P
Objective                                                                     8p
Principal Investment Strategies                                               8p
Principal Risks                                                               8p
Past Performance                                                              9p
RIVERSOURCE VARIABLE PORTFOLIO - CORE BOND FUND                              10P
Objective                                                                    10p
Principal Investment Strategies                                              10p
Principal Risks                                                              10p
Past Performance                                                             11p
Management                                                                   11p
RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND                       12P
Objective                                                                    12p
Principal Investment Strategies                                              12p
Principal Risks                                                              12p
Past Performance                                                             13p
Management                                                                   14p
RIVERSOURCE VARIABLE PORTFOLIO -  DIVERSIFIED EQUITY INCOME FUND             15P
Objective                                                                    15p
Principal Investment Strategies                                              15p
Principal Risks                                                              15p
Past Performance                                                             16p
Management                                                                   17p
RIVERSOURCE VARIABLE PORTFOLIO - EMERGING MARKETS FUND                       18P
Objective                                                                    18p
Principal Investment Strategies                                              18p
Principal Risks                                                              19p
Past Performance                                                             20p
Management                                                                   21p
RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND                            22P
Objective                                                                    22p
Principal Investment Strategies                                              22p
Principal Risks                                                              22p
Past Performance                                                             24p
Management                                                                   25p
RIVERSOURCE VARIABLE PORTFOLIO -  GLOBAL INFLATION PROTECTED
  SECURITIES FUND                                                            26P
Objective                                                                    26p
Principal Investment Strategies                                              26p

Principal Risks                                                              26p

Past Performance                                                             27p

Management                                                                   28p
RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND                                 29P
Objective                                                                    29p
Principal Investment Strategies                                              29p
Principal Risks                                                              29p
Past Performance                                                             30p
Management                                                                   30p
RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND                        31P
Objective                                                                    31p
Principal Investment Strategies                                              31p
Principal Risks                                                              31p
Past Performance                                                             32p
Management                                                                   33p
RIVERSOURCE VARIABLE PORTFOLIO -  INCOME OPPORTUNITIES FUND                  34P
Objective                                                                    34p
Principal Investment Strategies                                              34p
Principal Risks                                                              34p
Past Performance                                                             35p
Management                                                                   35p
RIVERSOURCE VARIABLE PORTFOLIO -  INTERNATIONAL OPPORTUNITY FUND             36P
Objective                                                                    36p
Principal Investment Strategies                                              36p
Principal Risks                                                              37p
Past Performance                                                             38p
Management                                                                   39p
RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND                       40P
Objective                                                                    40p
Principal Investment Strategies                                              40p
Principal Risks                                                              40p
Past Performance                                                             41p
Management                                                                   42p
RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND                        43P
Objective                                                                    43p
Principal Investment Strategies                                              43p
Principal Risks                                                              43p
Past Performance                                                             44p
Management                                                                   44p


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       2p

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND                         45P
Objective                                                                    45p
Principal Investment Strategies                                              45p
Principal Risks                                                              45p
Past Performance                                                             46p
Management                                                                   46p
RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND                          47P
Objective                                                                    47p
Principal Investment Strategies                                              47p
Principal Risks                                                              47p
Past Performance                                                             48p
Management                                                                   48p
RIVERSOURCE VARIABLE PORTFOLIO - NEW DIMENSIONS FUND                         49P
Objective                                                                    49p
Principal Investment Strategies                                              49p
Principal Risks                                                              49p
Past Performance                                                             50p
Management                                                                   51p
RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND                          52P
Objective                                                                    52p
Principal Investment Strategies                                              52p
Principal Risks                                                              53p
Past Performance                                                             53p
Management                                                                   54p
RIVERSOURCE VARIABLE PORTFOLIO - SELECT VALUE FUND                           55P
Objective                                                                    55p
Principal Investment Strategies                                              55p
Principal Risks                                                              55p
Past Performance                                                             56p
Management                                                                   56p
RIVERSOURCE VARIABLE PORTFOLIO -  SHORT DURATION U.S. GOVERNMENT FUND        57P
Objective                                                                    57p
Principal Investment Strategies                                              57p
Principal Risks                                                              57p
Past Performance                                                             58p
Management                                                                   59p
RIVERSOURCE VARIABLE PORTFOLIO -  SMALL CAP ADVANTAGE FUND                   60P
Objective                                                                    60p
Principal Investment Strategies                                              60p
Principal Risks                                                              60p
Past Performance                                                             61p
Management                                                                   62p
RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP VALUE FUND                        63P
Objective                                                                    63p
Principal Investment Strategies                                              63p
Principal Risks                                                              64p
Past Performance                                                             65p
Management                                                                   66p
RIVERSOURCE VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND                    69P
Objective                                                                    69p
Principal Investment Strategies                                              69p
Principal Risks                                                              69p
Past Performance                                                             70p
Management                                                                   70p
FEES AND EXPENSES                                                            71P
OTHER INVESTMENT STRATEGIES AND RISKS                                        73P
INVESTMENT MANAGER AND COMPENSATION                                          73P
BUYING AND SELLING SHARES                                                    75P
Valuing Fund Shares                                                          75p
Purchasing Shares                                                            75p
Transferring/Selling Shares                                                  75p
Market Timing                                                                75p
DISTRIBUTIONS AND TAXES                                                      76P
FINANCIAL HIGHLIGHTS                                                         76P

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express) and is now a separate company trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Funds and is the parent company of the Funds' investment manager, RiverSource Investments, LLC and the Funds' distributor, IDS Life Insurance Company. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

The Board of Directors has approved in principle the merger of RiverSource Variable Portfolio - New Dimensions Fund into RiverSource Variable Portfolio - Large Cap Equity Fund and the merger of RiverSource Variable Portfolio - Strategy Aggressive Fund into RiverSource Variable Portfolio - Mid Cap Growth Fund. The mergers are subject to approval by shareholders of RiverSource Variable Portfolio - New Dimensions Fund and RiverSource Variable Portfolio - Strategy Aggressive Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders in December 2005, and that a meeting for shareholders to consider the mergers will be held in February 2006.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       3p

THE RIVERSOURCE VARIABLE PORTFOLIO FUNDS

References to "Fund" throughout this prospectus refer to RiverSource Variable Portfolio - Balanced Fund, RiverSource Variable Portfolio - Cash Management Fund, RiverSource Variable Portfolio - Core Bond Fund, RiverSource Variable Portfolio - Diversified Bond Fund, RiverSource Variable Portfolio - Diversified Equity Income Fund, RiverSource Variable Portfolio - Emerging Markets Fund, RiverSource Variable Portfolio - Global Bond Fund, RiverSource Variable Portfolio - Global Inflation Protected Securities Fund, RiverSource Variable Portfolio - Growth Fund, RiverSource Variable Portfolio - High Yield Bond Fund, RiverSource Variable Portfolio - Income Opportunities Fund, RiverSource Variable Portfolio - International Opportunity Fund, RiverSource Variable Portfolio - Large Cap Equity Fund, RiverSource Variable Portfolio - Large Cap Value Fund, RiverSource Variable Portfolio - Mid Cap Growth Fund, RiverSource Variable Portfolio - Mid Cap Value Fund, RiverSource Variable Portfolio - New Dimensions Fund, RiverSource Variable Portfolio - S&P 500 Index Fund, RiverSource Variable Portfolio - Select Value Fund, RiverSource Variable Portfolio - Short Duration U.S. Government Fund, RiverSource Variable Portfolio - Small Cap Advantage Fund, RiverSource Variable Portfolio - Small Cap Value Fund and RiverSource Variable Portfolio - Strategy Aggressive Fund, singularly or collectively as the context requires.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The performance results of each Fund may differ significantly from any publicly-traded retail mutual fund.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF THE FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND

OBJECTIVE

The Fund seeks maximum total investment return through a combination of capital growth and current income. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks and no less than 25% of the Fund's total assets are invested in debt securities. Although the Fund emphasizes high- and medium-quality securities for the debt portion of its portfolio, it may buy lower-quality (junk) bonds. The Fund may invest up to 25% of its total assets in foreign investments.


In pursuit of the Fund's objective, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") chooses equity investments by:

- Identifying a variety of large, well-established companies whose underlying fundamentals (indicating, for example, a company's financial condition and viability) are stable or are anticipated to become stable, or whose fundamentals are improving.


-  Identifying stocks that are undervalued:

   - because they have one or more valuation ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

   - because one or more of their valuation ratios are low relative to historical levels for the stock,

   - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell an equity security, the investment manager considers factors including, among others, whether:

-  The security is overvalued relative to other potential investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.

In pursuit of the Fund's goal, the investment manager chooses debt investments by:

- Evaluating the debt portion of the portfolio's total exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Index).

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.


- Targeting an average duration for the debt portion of the portfolio within one year of the duration of the Index which, as of Aug. 31, 2005 was 4.26 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       4p

In evaluating whether to sell a debt security, the investment manager considers, among other factors:

- The debt portion of the portfolio's total exposure to sectors, industries and securities relative to the Index.

-  Whether a security's rating is changed or is vulnerable to a change.

-  Whether a sector or industry is experiencing change.

-  Changes in the interest rate or economic outlook.

-  Whether the investment manager identifies a more attractive opportunity.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

FOREIGN RISK. The following are all components of foreign risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       5p
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PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                   RIVERSOURCE VP - BALANCED FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1995           +24.21%
1996           +16.20%
1997           +19.50%
1998           +15.80%
1999           +14.84%
2000            -2.31%
2001           -10.59%
2002           -12.92%
2003           +20.26%
2004            +9.59%

During the period shown in the bar chart, the highest return for a calendar quarter was +15.66% (quarter ended Dec. 31, 1998) and the lowest return for a calendar quarter was -12.37%% (quarter ended Sept. 30, 2001).


The Fund's year-to-date return at Sept. 30, 2005 was +9.24%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)


                                                                    1 YEAR                 5 YEARS                10 YEARS
RiverSource VP - Balanced Fund                                      +9.59%                  +0.05%                 +8.68%
Russell 1000(R) Value Index (reflects no deduction for fees,
expenses or taxes)                                                 +16.49%                  +5.27%                +13.83%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)  +10.88%                  -2.30%                +12.07%
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                 +4.34%                  +7.71%                 +7.72%
Blended Index                                                      +11.55%                  +6.59%                +11.65%
Lipper Balanced Funds Index                                         +8.99%                  +2.95%                 +9.44%



The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from S&P 500 Index to the Russell 1000 Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000 Value Index will be included.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       6p

MANAGEMENT

PORTFOLIO MANAGER(S). The Fund is allocated among equity and fixed income asset classes. Robert Ewing determines the allocations among these asset classes. In addition, Mr. Ewing is responsible for the day-to-day management of the equity portion of the Fund:

Robert Ewing, CFA, Co-Portfolio Manager

-  Managed the equity portion of the Portfolio since, 2002.

- Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) in 2002.

-  Analyst and Portfolio Manager, Fidelity Investments, 1990 to 2002.

-  Began investment career in 1988.

-  BS, Boston College Carroll School of Management.

The portfolio managers responsible for the day-to-day management of the fixed income portion of the Fund are:

Jamie Jackson, CFA, Co-Portfolio Manager

-  Co-Managed the Portfolio since 2003.

-  Leader of the liquid assets sector team.

-  Joined RiverSource Investments (previously AEFC) in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-  Began investment career in 1988.

-  MBA, Marquette University.

Scott Kirby, Co-Portfolio Manager

-  Co-Managed the Portfolio since 2003.

-  Leader of the structured assets sector team.

- Employed by RiverSource Investments (previously AEFC) from 1979 to 1985 and from 1987 to present.

-  Began investment career in 1979.

-  MBA, University of Minnesota.

Tom Murphy, CFA, Co-Portfolio Manager

-  Co-Managed the Portfolio since 2003.

-  Leader of the investment grade corporate bond sector team.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002, and various positions at Zurich Scudder from 1992 to 2002.

-  Began investment career in 1986.

-  MBA, University of Michigan.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The Statement of Additional Information (SAI) provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       7p

RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

OBJECTIVE

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:

-  Limits its average portfolio maturity to ninety days or less.

-  Buys obligations with remaining maturities of 397 days or less.

- Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's objective, the investment manager chooses investments by:

- Considering opportunities and risks given current interest rates and anticipated interest rates.

- Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The issuer's credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

- Political, economic, or other events could affect the issuer's performance.

- The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Although the Fund's share price has remained constant in the past, THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       8p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                RIVERSOURCE VP - CASH MANAGEMENT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1995           +5.45%
1996           +4.23%
1997           +5.16%
1998           +5.14%
1999           +4.73%
2000           +5.83%
2001           +3.74%
2002           +1.14%
2003           +0.51%
2004           +0.74%

During the period shown in the bar chart, the highest return for a calendar quarter was +1.49% (quarter ended Sept. 30, 2000) and the lowest return for a calendar quarter was +0.09% (quarter ended Sept. 30, 2003).


The Fund's year-to-date return at Sept. 30, 2005 was +2.09%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                     1 YEAR                 5 YEARS                10 YEARS
RiverSource VP - Cash Management Fund                                +0.74%                  +2.38%                 +3.73%

YIELD INFORMATION

For current 7-day yield information, call (800) 862-7919 and select option #2.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       9p

RIVERSOURCE VARIABLE PORTFOLIO - CORE BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index") which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager chooses investments by:

- Evaluating the portfolio's total exposure to the sectors, industries and securities relative to the Index.


- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations or changes in interest rates or credit quality).

- Targeting an average portfolio duration within one year of the duration of the Index which, as of Aug. 31, 2005, was 4.26 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


The Fund's investment process employs significant risk controls that are designed to maintain risk levels to be comparable to the Index. These controls include review of effective duration and limitation on sector allocations, industry concentration and the size of individual positions.

In evaluating whether to sell a security, the investment manager considers, among other factors:

- The portfolio's total exposure to the sectors, industries and securities relative to the Index.

-  Whether a security's rating is changed or is vulnerable to a change.

-  Whether a sector or industry is experiencing change.

-  Changes in the interest rate or economic outlook.

-  Identification of a more attractive opportunity.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       10p

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on Feb. 4, 2004.


When available the Fund intends to compare its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index, made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Fund also intends to compare its performance to the Lipper Intermediate Investment Grade Index, an index that includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Co-Portfolio Manager


-  Co-managed the Fund since 2004.


-  Leader of the liquid assets sector team.


-  Joined RiverSource Investments (previously AEFC) in 2004.


- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-  Began investment career in 1988.

-  MBA, Marquette University.

Scott Kirby, Co-Portfolio Manager


-  Co-managed the Fund since 2004.


-  Leader of the structured assets sector team.

- Employed by RiverSource Investments (previously AEFC) from 1979 to 1985 and from 1987 to the present.

-  Began investment career in 1979.

-  MBA, University of Minnesota.

Tom Murphy, CFA, Co-Portfolio Manager


-  Co-managed the Fund since 2004.


-  Leader of the investment grade corporate bond sector team.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

-  Began investment career in 1986.

-  MBA, University of Michigan.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       11p

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's objective, the investment manager chooses investments by:

- Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.

- Investing in lower-quality (junk) bonds and foreign investments as attractive opportunities arise.


- Targeting an average portfolio duration within one year of the duration of the Index which, as of Aug. 31, 2005, was 4.26 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5 year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


In evaluating whether to sell a security, the investment manager considers, among other factors:

-  Identification of more attractive investments based on relative value.

- The portfolio's total exposure to sectors, industries and securities relative to the Index.

-  Whether a security's rating has changed or is vulnerable to a change.

-  Whether a sector or industry is experiencing change.

-  Changes in the interest rate or economic outlook.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       12p

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

               RIVERSOURCE VP - DIVERSIFIED BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1995           +22.30%
1996            +5.70%
1997            +8.83%
1998            +1.51%
1999            +1.70%
2000            +5.41%
2001            +7.67%
2002            +5.53%
2003            +4.48%
2004            +4.48%

During the period shown in the bar chart, the highest return for a calendar quarter was +8.65% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -2.99% (quarter ended Sept. 30, 1998).


The Fund's year-to-date return at Sept. 30, 2005 was +2.84%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                     1 YEAR                 5 YEARS                10 YEARS
RiverSource VP - Diversified Bond Fund                               +4.48%                  +5.51%                 +6.62%
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                  +4.34%                  +7.71%                 +7.72%
Lipper Intermediate Investment Grade Index                           +4.28%                  +7.33%                 +7.21%


The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       13p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Co-Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the liquid assets sector team.

-  Joined RiverSource Investments (previously AEFC) in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-  Began investment career in 1988.

-  MBA, Marquette University.

Scott Kirby, Co-Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the structured assets sector team.

- Employed by RiverSource Investments (previously AEFC) from 1979 to 1985 and from 1987 to the present.

-  Began investment career in 1979.

-  MBA, University of Minnesota.

Tom Murphy, CFA, Co-Portfolio Manager


-  Co-managed the Fund since 2002.


-  Leader of the investment grade corporate bond sector team.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

-  Began investment career in 1986.

-  MBA, University of Michigan.

Nicholas Pifer, CFA, Co-Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the global sector team.

-  Joined RiverSource Investments (previously AEFC) in 2000.

-  Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

-  Began investment career in 1990.

-  MA, Johns Hopkins University School of Advanced International Studies.

Jennifer Ponce de Leon, Co-Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the high yield sector team.

-  Joined RiverSource Investments (previously AEFC) in 1997.

-  Began investment career in 1989.

-  MBA, De Paul University.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       14p

RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. Because any investment involves risk, achieving these objectives cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager chooses equity investments by:

-  Identifying stocks that are selling at low prices in relation to:

   -  current and projected earnings;

   -  current and projected dividends; and

   -  historic price levels.

-  Identifying companies with moderate growth potential based on:

   -  effective management (considering overall performance); and

   -  financial strength.

-  Identifying companies with dividend-paying stocks.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       15p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

           RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2000            -0.78%
2001            +2.14%
2002           -19.03%
2003           +41.16%
2004           +18.20%

During the period shown in the bar chart, the highest return for a calendar quarter was +22.69% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.04% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at Sept. 30, 2005 was +24.23%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                   1 YEAR                  5 YEARS              SINCE INCEPTION
RiverSource VP - Diversified Equity Income Fund                    +18.20%                  +6.49%                 +7.05%(a)
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses or taxes)                +16.49%                  +5.27%                 +6.08%(b)
Lipper Equity Income Funds Index                                   +13.02%                  +3.90%                 +4.50%(b)

(a) Inception date is Sept. 15, 1999.

(b) Measurement period started Oct. 1, 1999.


The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       16p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Warren Spitz, Senior Portfolio Manager

-  Managed the Portfolio since 2000.

- Joined RiverSource Investments (previously AEFC) in 2000 as a Senior Portfolio Manager.

-  Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

-  Began investment career in 1984.

-  MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

-  Managed the Portfolio since 2004.

- Joined RiverSource Investments (previously AEFC) in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

-  Began investment career in 1981.

-  MBA, University of Minnesota.

Laton Spahr, Portfolio Manager

-  Managed the Portfolio since 2004.

-  Joined RiverSource Investments (previously AEFC) in 2001 as a Security
   Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

-  Began investment career in 1999.

-  MS, University of Wisconsin, Applied Security Analysis Program.


The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       17p

RIVERSOURCE VARIABLE PORTFOLIO - EMERGING MARKETS FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of emerging markets companies. Emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


The investment manager is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), a direct wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle provides day-to-day management for the portion of the Fund allocated to equity securities and RiverSource Investments provides day-to day management for the portion of the Fund allocated to debt securities.


Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio by selecting geographic regions in which to invest and by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

- The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

- The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

   -  Evaluating the opportunities and risks within regions and sectors;

   -  Assessing valuations; and

   - Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

   The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

- Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       18p

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the investment manager's use of derivative instruments if prices do not move in the direction anticipated by the Fund's manager when entering into the derivative instrument.

FOREIGN/EMERGING MARKETS RISKS. The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       19p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

               RIVERSOURCE VP - EMERGING MARKETS FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2001            -1.38%
2002            -5.44%
2003           +40.34%
2004           +24.15%

During the period shown in the bar chart, the highest return for a calendar quarter was +22.84% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -18.18% (quarter ended Sept. 30, 2001).


The Fund's year-to-date return at Sept. 30, 2005 was +44.33%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)


                                                                     1 YEAR          SINCE INCEPTION
RiverSource VP - Emerging Markets Fund                               +24.15%            +3.86%(a)
MSCI Emerging Markets Index (reflects no deduction for fees,
  expenses or taxes)                                                 +25.95%            +6.68%(b)
Lipper Emerging Markets Funds Index                                  +25.69             +7.13%(b)

(a) Inception date is May 1, 2000.

(b) Measurement period started May 1, 2000.


The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       20p

MANAGEMENT


Investment manager contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Investment manager monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.


THREADNEEDLE


Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and a direct wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:


Julian A.S. Thompson, Portfolio Manager

-  Managed the Portfolio since 2000.


-  Joined Threadneedle in 2003.


- Began investment career in 1993 as an Investment Manager for Stewart Ivory, a Scottish investment company, 1993 to 1999.

-  BA and Ph.D., Magdalene College, Cambridge University.

Jules Mort, Deputy Portfolio Manager

-  Managed the Portfolio since 2003.

-  Joined Threadneedle in 2001 as a fund manager.

- Began investment career in 1997 as an Analyst and Portfolio Manager, Baillie Gifford & Co., 1997 to 2001.


-  BA (Hons) Oxford University 1996.

The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       21p

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers (which may include issuers located in emerging markets). Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk to achieve higher dividends and/or capital appreciation by buying below investment grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager chooses investments by:

-  Considering opportunities and risks by credit rating and currency.

-  Identifying investment-grade U.S. and foreign bonds.

-  Identifying below investment-grade U.S. and foreign bonds.

- Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued.

-  The security continues to meet the standards described above.


The investment manager closely monitors the Fund's exposure to foreign currency fluctuations. The investment manager may purchase derivative instruments such as futures, options and forward contracts to hedge against currency fluctuations.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the use of derivative instruments, if prices do not move in the direction anticipated by the Fund's portfolio managers when entering into the derivative instrument.


DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       22p

FOREIGN/EMERGING MARKETS RISKS. The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       23p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                  RIVERSOURCE VP - GLOBAL BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1997            +3.83%
1998            +8.05%
1999            -4.40%
2000            +3.24%
2001            +1.34%
2002           +14.98%
2003           +13.01%
2004           +10.03%

During the period shown in the bar chart, the highest return for a calendar quarter was +7.71% (quarter ended June 30, 2002) and the lowest return for a calendar quarter was -2.94% (quarter ended March 31, 1997).


The Fund's year-to-date return at Sept. 30, 2005 was +3.12%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                   1 YEAR                  5 YEARS              SINCE INCEPTION
RiverSource VP - Global Bond Fund                                  +10.03%                  +8.39%                 +6.54%(a)
Lehman Brothers Global Aggregate Index
(reflects no deduction for fees, expenses or taxes)                 +9.27%                  +8.47%                 +7.01%(b)
Lipper Global Income Funds Index                                    +8.51%                  +7.93%                 +6.47%(b)

(a) Inception date is May 1, 1996.

(b) Measurement period started May 1, 1996.


The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       24p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

-  Managed the Fund since 2000.

-  Leader of the global sector team.

-  Joined RiverSource Investments (previously AEFC) in 2000.

-  Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

-  Began investment career in 1990.

-  MA, Johns Hopkins University School of Advanced International Studies.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       25p

RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND

OBJECTIVE

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term. Achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. The Fund invests only in securities rated investment grade, or, if unrated, deemed to be of comparable quality by the investment manager. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager makes purchase and sale decisions using proprietary interest rate models and seasoned professional judgment.

- Fund assets will be allocated among different countries and different market sectors (including different government or corporate issuers) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by U.S. or foreign governments.

- Duration and yield curve decisions will be based on quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand.

- The Fund will target an average portfolio duration within one year of the duration of a blended index comprised of 50% of the Lehman Brothers U.S. Treasury Inflation Protected Securities (TIPS) Index and 50% of the Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) which, as of June 1, 2005, was 9.6 years on an unadjusted basis, and 6.1 years when adjusted for relative volatility and correlation to traditional government debt securities. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments the Fund will invest in.

The investment manager may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       26p

FOREIGN RISK. The following are all components of foreign risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.


CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.


INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

PAST PERFORMANCE


The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on Sept. 13, 2004.

When available, the Fund intends to compare its performance to the Lehman Brothers Global Inflation Linked Index, the Lehman Brothers U.S. Treasury Inflation Notes Index and the Blended Index.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lehman Brothers U.S. Treasury Inflation Notes Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index and 50% Lehman Brothers U.S. Treasury Inflation Notes Index.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from Lehman Brothers U.S. Treasury Inflation Notes Index to the Lehman Brothers Global Inflation Linked Index, and to add the Blended Index as a secondary benchmark. The investment manager made this recommendation because the new index more closely represents the Fund's holdings.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       27p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

-  Managed the Fund since 2004.

-  Leader of the liquid assets sector team.

-  Joined RiverSource Investments (previously AEFC) in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-  Began investment career in 1988.

-  MBA, Marquette University.

Nicholas Pifer, CFA, Portfolio Manager

-  Managed the Fund since 2005.

-  Leader of the global sector team.

-  Joined RiverSource Investments (previously AEFC) in 2000.

- Prior to that, Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

-  Began investment career in 1990.

-  MA, Johns Hopkins University School of Advanced International Studies.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the sector team in which the Fund primarily invests.

The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       28p

RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's objective, the investment manager chooses investments by identifying companies that the investment manager believes have above-average long-term growth potential based, among other factors, on:

-  Management's track record.


-  Financial strength.

-  Competitive market or product position.


- Technological advantage (more advanced technology or proven technology advantage) over competitors.


In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to other potential investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.


-  The investment manager identifies a more attractive opportunity.


PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


FOREIGN RISK. The following are all components of foreign risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       29p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                    RIVERSOURCE VP - GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2000       -19.30%
2001       -30.95%
2002       -26.10%
2003       +21.43%
2004        +8.43%

During the period shown in the bar chart, the highest return for a calendar quarter was +18.16% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -28.79% (quarter ended Sept. 30, 2001).


The Fund's year-to-date return at Sept. 30, 2005 was +17.01%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                    1 YEAR                 5 YEARS             SINCE INCEPTION
RiverSource VP - Growth Fund                                         +8.43%                 -11.52%                 -7.76%(a)
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses or taxes)                  +6.30%                  -9.29%                 -4.89%(b)
Lipper Large-Cap Growth Funds Index                                  +7.45%                  -9.72%                 -5.26%(b)

(a)  Inception date is Sept. 15, 1999.

(b)  Measurement period started Oct. 1, 1999.


The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the Fund's day-to-day management is:

Nick Thakore, Portfolio Manager

-  Managed the Fund since 2002.

-  Joined RiverSource Investments (previously AEFC) in 2002.

-  Analyst and Portfolio Manager, Fidelity Investments, 1993 to 2002.

-  Began investment career in 1993.

-  MBA, Wharton School, University of Pennsylvania.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       30p

RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND

OBJECTIVE

The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yielding, high risk corporate bonds (junk bonds). These bonds may be issued by U.S. and foreign companies and governments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager chooses investments by:

-  Reviewing interest rate and economic forecasts.

-  Reviewing credit characteristics.

-  Identifying securities and/or companies that:

   -  have medium and low quality ratings,

   - have similar qualities to securities or companies with medium or low quality ratings, in the investment manager's opinion, even though they are not rated or have been given a different rating by a rating agency,

   -  have growth potential,

   -  have the potential to increase in value as their credit ratings improve.

-  Buying securities that are expected to outperform other securities.

-  Aggressively managing the Fund to earn a high total return.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

   -  The interest rate or economic outlook changes.

   -  A sector or industry is experiencing change.

   -  A security's rating is changed.

   -  The security is overvalued relative to alternative investments.

   - The company does not meet the investment manager's performance expectations.

   -  The investment manager wishes to lock in profits.

   -  The investment manager identifies a more attractive opportunity.

   - The issuer or the security continues to meet the other standards described above.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. This Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       31p

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                RIVERSOURCE VP - HIGH YIELD BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1997      +13.37%
1998       -4.41%
1999       +6.24%
2000       -9.31%
2001       +4.93%
2002       -6.58%
2003      +25.17%
2004      +11.40%

During the period shown in the bar chart, the highest return for a calendar quarter was +8.97% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -9.38% (quarter ended Sept. 30, 1998).


The Fund's year-to-date return at Sept. 30, 2005 was +6.79%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                    1 YEAR                 5 YEARS             SINCE INCEPTION
RiverSource VP - High Yield Bond Fund                               +11.40%                  +4.40%                 +4.87%(a)
JP Morgan Global High Yield Index
(reflects no deduction for fees, expenses or taxes)                 +11.55%                  +7.61%                 +7.43%(b)
Lipper High Current Yield Bond Funds Index                          +10.34%                  +3.99%                 +5.38%(b)

(a)  Inception date is May 1, 1996.

(b)  Measurement period started May 1, 1996.


The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       32p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

Scott Schroepfer, CFA, Portfolio Manager

-  Managed the Fund since 1999.

-  Member of the high yield sector team.

-  Joined RiverSource Investments (previously AEFC) in 1990.

-  Began investment career in 1986.

-  MBA, University of Minnesota.


The fixed income department of RiverSource Investments is divided into six sector teams each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the sector team in which the Fund primarily invests. The team, led by Jennifer Ponce de Leon, collectively determines portfolio strategy. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments (previously AEFC) in 1997. She has been leader of the high yield sector team since 2003.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       33p

RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security.

In pursuit of the Fund's objective, the investment manager chooses investments by:


- Analyzing factors such as credit quality, cash flow and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations or changes in interest rates or credit quality).


- Seeking broad diversification by allocating investments among various sectors, based on the investment manager's assessment of their economic outlook.


In evaluating whether to sell a security, the investment manager considers, among other factors, whether:


-  The issuer or the security continues to meet the standards described above.

-  A sector or industry is experiencing change.

-  The interest rate or economic outlook changes.


-  A more attractive opportunity has been identified.


Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       34p

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on June 1, 2004.


When available, the Fund intends to compare its performance to the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Fund also intends to compare its performance to the Lipper High Current Yield Bond Funds Index that includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

Brian Lavin, CFA, Portfolio Manager

-  Has managed the Fund since 2004.

-  Member of the high yield sector team.

- Joined RiverSource Investments (previously AEFC) in 1994 as a high yield analyst.

-  Began investment career in 1986.

-  MBA, University of Wisconsin - Milwaukee.


The fixed income department of RiverSource Investments is divided into six sector teams each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the sector team in which the Fund primarily invests. The team, led by Jennifer Ponce de Leon, collectively determines portfolio strategy. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments (previously AEFC) in 1997. She has been leader of the high yield sector team since 2003.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       35p

RIVERSOURCE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND

OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities of foreign issuers that offer strong growth potential. The Fund may invest in developed and in emerging markets.


The investment manager is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), a direct wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle provides day-to-day management for the portion of the Fund allocated to equity securities and RiverSource Investments provides day-to-day management to the portion of the Fund allocated to debt securities.


Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Threadneedle determines the allocation of the Fund's assets among various regions at a monthly meeting on asset allocation and regional strategy. The allocation is reviewed weekly at a meeting at which all of Threadneedle's regional teams who cover foreign securities are represented.

Using the international sector strategy, the Fund's portfolio management team constructs the portfolio using two core lists of recommended holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the various regional experts. These discretionary holdings will typically make up a much smaller portion of the Fund.

- The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

- The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

   -  Evaluating the opportunities and risks within regions and sectors;

   -  Assessing valuations; and

   - Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

   The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

- Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       36p

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


FOREIGN/EMERGING MARKETS RISKS. The following are all components of foreign/emerging markets risk:


COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.


CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       37p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

           RiverSource VP - International Opportunity Fund Performance
                            (based on calendar years)

1995      +11.33%
1996       +9.03%
1997       +2.73%
1998      +15.82%
1999      +45.63%
2000      -24.93%
2001      -28.69%
2002      -18.25%
2003      +28.07%
2004      +17.41%

During the period shown in the bar chart, the highest return for a calendar quarter was +31.82% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -21.14% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at Sept. 30, 2005 was +23.94%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                        1 YEAR              5 YEARS                10 YEARS
RiverSource VP - International Opportunity Fund                         +17.41%               -8.03%                  +3.30%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)     +20.70%               -0.80%                  +5.94%
Lipper International Large-Cap Core Funds Index                         +17.18%               -1.22%                  +7.73%

The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The securities included in the indexes may not be the same as those held by the Fund.


The Lipper International Large-Cap Core Funds Index includes the 30 largest international large cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for the purposes of determining the performance incentive adjustment.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       38p

MANAGEMENT

Riversource Investments contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. Riversource Investments monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

THREADNEEDLE


Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and a direct wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:


Alex Lyle, Portfolio Manager

-  Head of managed funds.

-  Managed the Fund since 2003.

- Joined Threadneedle in 1994, where he managed the U.K. equity investments for some large insurance clients and has run a wide range of portfolios.

-  Began investment career in 1980.

-  MA, Oxford University.

Dominic Rossi, Portfolio Manager

-  Head of international equities.

-  Managed the Fund since 2003.

-  Joined Threadneedle in 1997 as head of international equities.

-  Began investment career in 1986.

-  MBA, City University, London.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       39p

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND

OBJECTIVE

The Fund seeks capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

   -  Effective management.

   -  Financial strength.

   -  Competitive market or product position.

   -  Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

- Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-  Identifying stocks that are undervalued:

   - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

   - because one or more of their valuation ratios are low relative to historical levels for the stock,

   - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

-  The security is overvalued relative to other potential investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.

-  A more attractive opportunity has been identified.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       40p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

               RIVERSOURCE VP - LARGE CAP EQUITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1995      +27.86%
1996       +7.71%
1997      +24.14%
1998      +24.12%
1999      +23.75%
2000      -17.46%
2001      -18.11%
2002      -22.03%
2003      +29.22%
2004       +5.88%

During the period shown in the bar chart, the highest return for a calendar quarter was +26.20% (quarter ended Dec. 31, 1998) and the lowest return for a calendar quarter was -17.27% (quarter ended Sept. 30, 2001).


The Fund's year-to-date return at Sept. 30, 2005 was +14.14%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                                 1 YEAR    5 YEARS    10 YEARS
RiverSource VP - Large Cap Equity Fund                                             +5.88%     -6.33%     +6.62%
Russell 1000(R) Index (reflects no deduction for fees, expenses or taxes)         +11.40%     -1.76%    +12.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                 +10.88%     -2.30%    +12.07%
Lipper Large-Cap Core Funds Index                                                  +8.29%     -2.98%    +10.26%


The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The securities included in the indexes may not be the same as those held by the Fund.


The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The securities included in the index may not be the same as those held by the Fund.


The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for the purposes of determining the performance incentive adjustment.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from S&P 500 Index to the Russell 1000(R) Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000 Index will be included.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       41p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the Fund's day-to-day management are:

Robert Ewing, CFA, Portfolio Manager

-  Managed the Fund since 2004.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

-  Began investment career in 1988.

-  BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

-  Managed the Fund since 2004.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

-  Began investment career in 1993.

-  MBA, Wharton School at University of Pennsylvania.

Mr. Thakore provides direct day-to-day management for approximately one-third of the portfolio optimizing for growth. Mr. Ewing provides direct day-to-day management for approximately one-third of the portfolio optimizing for value. Messrs. Ewing and Thakore coordinate day-to-day management of the remainder of the portfolio, allocating approximately one-third of the portfolio among a team of research analysts who select investments in their allocations based on the sectors that they cover. These allocations are generally consistent with the sector weightings of the S&P 500 Index, an unmanaged index of common stocks, but allocations may vary.


The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       42p

RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in income-producing equity securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager seeks to identify companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation. The investment manager selects investments for the Fund by:

- Seeking out a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-  Identifying stocks that are undervalued:

   - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,


   - because one or more of their current ratios are low relative to historical levels for the stock,

   - because one or more of their current ratios or other financial measures make that stock attractive relative to its peers, or

   - because they are undervalued relative to their intrinsic value, as identified by the Fund's manager.


In deciding whether to sell a security, the investment manager considers whether:

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

-  The security is overvalued relative to other potential investments.

-  A more attractive opportunity has been identified.


PRINCIPAL RISKS


Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       43p

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on Feb. 4, 2004.


When available, the Fund intends to compare its performance to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Fund also intends to compare its performance to the Lipper Large-Cap Value Funds Index that includes the 30 largest large cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for the purposes of determining the performance incentive adjustment.


MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the Fund's day-to-day management is:

Robert Ewing, CFA, Portfolio Manager


-  Managed the Fund since 2004.


-  Joined RiverSource Investments (previously AEFC) in 2002.

-  Analyst and Portfolio Manager, Fidelity Investments, 1990 to 2002.

-  Began investment career in 1988.

-  BS, Boston College Carroll School of Management.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       44p

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND

OBJECTIVE

The Fund seeks to provide shareholders with growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index (the Index). The market capitalization range of the companies included within the Index was $1.2 billion to $15.9 billion as of Aug. 31, 2005. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest company held within the Index.


In pursuit of the Fund's objective, the investment manager chooses equity investments by:

-  Identifying companies that it believes exhibit the following traits:

   -  effective management,

   -  financial strength,

   -  growth potential, and

   -  competitive market position.

- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

- Considering market trends and identifying opportunities within multiple industries that offer a compelling risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic, or other events could affect the company's performance.

- The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       45p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                RIVERSOURCE VP - MID CAP GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2002      -13.76%
2003      +22.57%
2004       +9.10%

During the period shown in the bar chart, the highest return for a calendar quarter was +12.45% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -13.46% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at Sept. 30, 2005 was +20.11%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)


                                                                                      1 YEAR           SINCE INCEPTION
RiverSource VP - Mid Cap Growth Fund                                                    +9.10%            +3.67%(a)
Russell Midcap(R) Growth Index (reflects no deduction for fees, expenses or taxes)     +15.48%            +2.45%(b)
Lipper Mid-Cap Growth Funds Index                                                      +14.03%            +0.00%(b)


(a) Inception date is May 1, 2001.

(b) Measurement period started May 1, 2001.


The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for the purposes of determining the performance incentive adjustment.


MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

Duncan J. Evered, Portfolio Manager


-  Managed the Fund since 2001.


-  Joined RiverSource Investments (previously AEFC) in 1994.

-  Began investment career in 1984.

-  MBA, Stanford School of Business.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       46p

RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index. At Aug. 31, 2005, the range of the Index was between $927.1 million and $15.9 billion. The market capitalization range of the Index is subject to change. The remaining 20% may be invested in stocks of smaller or larger companies, preferreds, convertibles, or other debt securities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager chooses equity investments by:

- Selecting companies that are undervalued based on a variety of measures, such as price/earnings ratio, price/book ratio, current and projected earnings, current and projected dividends, and historic price levels.

-  Identifying companies with growth potential based on:

   -  effective management, as demonstrated by overall performance, and

   -  financial strength.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


SECTOR RISK. Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       47p

PAST PERFORMANCE


The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on May 2, 2005.

The Fund intends to compare its performance to the Russell Midcap(R) Value Index, an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks in the Index are also in the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Fund also intends to compare its performance to the Lipper Mid-Cap Value Funds Index that includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance will be measured against this index for purposes of determining the performance incentive adjustment.


MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Warren Spitz, Senior Portfolio Manager

-  Managed the Fund since 2002.

- Joined RiverSource Investments (previously AEFC) in 2000 as a Senior Portfolio Manager.

-  Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

-  Began investment career in 1984.

-  MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

-  Managed the Fund since February 2004.

- Joined RiverSource Investments (previously AEFC) in 1998 as a Senior Security Analyst.

- Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

-  Began investment career in 1981.

-  MBA, University of Minnesota.

Laton Spahr, Portfolio Manager

-  Managed the Fund since February 2004.

-  Joined RiverSource Investments (previously AEFC) in 2001 as a Security
   Analyst.

- Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

-  Began investment career in 1998.

-  MS, University of Wisconsin, Applied Security Analysis Program.


The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       48p

RIVERSOURCE VARIABLE PORTFOLIO - NEW DIMENSIONS FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

-  Effective management.

-  Financial strength.

-  Competitive market or product position.

-  Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

- Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-  Identifying stocks that are undervalued:

   - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

   - because one or more of their valuation ratios are low relative to historical levels for the stock,

   - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

-  The security is overvalued relative to other potential investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.

-  A more attractive opportunity has been identified.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       49p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                RIVERSOURCE VP - NEW DIMENSIONS FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1997            +24.37%
1998            +28.64%
1999            +32.00%
2000             -9.08%
2001            -16.71%
2002            -21.89%
2003            +24.50%
2004             +3.27%

During the period shown in the bar chart, the highest return for a calendar quarter was +24.72% (quarter ended Dec. 31, 1998) and the lowest return for a calendar quarter was -16.64% (quarter ended March 31, 2001).


The Fund's year-to-date return at Sept. 30, 2005 was +7.25%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)


                                                                                                       SINCE
                                                                              1 YEAR      5 YEARS    INCEPTION
RiverSource VP - New Dimensions Fund                                           +3.27%      -5.33%     +6.97%
Russell 1000(R) Index (reflects no deduction for fees, expenses or taxes)     +11.40%      -1.76%     +9.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)             +10.88%      -2.30%     +9.09%
Lipper Large-Cap Core Funds Index                                              +8.29%      -2.98%     +7.62%
Lipper Large-Cap Growth Funds Index                                            +7.45%      -9.72%     +5.38%


(a) Measurement period started April 1, 1995.

(b) Measurement period started July 1, 2000.

The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured (since Nov. 1, 2005) against this index for purposes of determining the performance incentive adjustment.


The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance was measured against this index (through Oct. 31, 2005) for purposes of determining the performance incentive adjustment.


The Fund's investment manager recommended to the Fund that the Fund change its comparative index from the S&P 500 Index to the Russell 1000 Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000 Index will be included.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       50p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the Portfolio's day-to-day management are:

Robert Ewing, CFA, Portfolio Manager

-  Managed the Fund since 2005.

- Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

-  Began investment career in 1988.

-  BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

-  Managed the Fund since 2005.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

-  Began investment career in 1993.

-  MBA, Wharton School at University of Pennsylvania.

Mr. Thakore provides direct day-to-day management for approximately one-third of the portfolio optimizing for growth. Mr. Ewing provides direct day-to-day management for approximately one-third of the portfolio optimizing for value. Messrs. Ewing and Thakore coordinate day-to-day management of the remainder of the portfolio, allocating approximately one-third of the portfolio among a team of research analysts who select investments in their allocations based on the sectors that they cover. These allocations are generally consistent with the sector weightings of the S&P 500 Index, an unmanaged index of common stocks, but allocations may vary.


The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       51p

RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy. The Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


The Fund is not managed according to a traditional method of "active" investment management. Instead, the Fund follows a passive or indexing investment approach in an attempt to mirror the performance of an index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment manager expects the correlation between the Fund and its respective index to be at least .95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.

The Fund normally will invest in all stocks in the S&P 500 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P 500 when it believes it would be a cost efficient way of approximating the S&P 500 performance to do so, for example, in anticipation of a stock being added to the index.


The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. The Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The investment manager will monitor the performance of the Fund against the index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's Board of Directors (Board) will consider alternative arrangements.


The Fund may change its target index for a different index if the current index is discontinued or if the Fund's board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Fund generally is managed without regard to tax efficiency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security continues to be included in the index.

- Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions).

-  A company's market weighting otherwise changes with respect to the index.

- Timing of cash flows in and out of the Fund require the investment manager to sell a security.

For more information on investment strategies and the index, please refer to the SAI.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R) " are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Advisors Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       52p

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

INDEXING RISK. The Fund is managed to an index and the Fund's performance therefore will rise and fall as the performance of the index rises and falls.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

TRACKING ERROR RISK. The Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent ant timing of cash flows in and out of the Fund and changes in the index.


PAST PERFORMANCE


The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                 RIVERSOURCE VP - S&P 500 INDEX FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2001            -12.46%
2002            -22.42%
2003            +27.99%
2004            +10.27%

During the period shown in the bar chart, the highest return for a calendar quarter was +15.23% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.26% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at Sept. 30, 2005 was +11.67%.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       53p

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                             1 YEAR       SINCE INCEPTION
RiverSource VP - S&P 500 Index Fund                                           +10.27%        -3.08%(a)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)             +10.88%        -2.30%(b)
Lipper S&P 500 Objective Funds Index                                          +10.56%        -2.58%(b)

(a) Inception date is May 1, 2000.

(b) Measurement period started May 1, 2000.


The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

David Factor, CFA, Portfolio Manager

-  Managed the Fund since 2001.

-  Joined RiverSource Investments (previously AEFC) in 1990.

-  Began investment career in 1996, becoming a quantitative analyst in 1999.

-  BSB, University of Minnesota.


The SAI provides additional information about the portfolio manager's compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       54p

RIVERSOURCE VARIABLE PORTFOLIO - SELECT VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At Aug. 31, 2005, the range of the Index was between $65.3 million and $377.7 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.

The investment manager is responsible for the oversight of the Fund's subadviser, GAMCO Asset Management, Inc. (GAMCO), doing business as Gabelli Asset Management Company (the Subadviser), which provides day-to-day management for the Fund.


In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:

-  Price and earnings expectations.

- The Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies.

-  Balance sheet characteristics.

- The Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies.

- Changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       55p

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on Feb. 4, 2004.

When available, the Fund intends to compare its performance to the Russell 3000(R) Value Index, an unmanaged index, that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The securities included in the indexes may not be the same as those held by the Fund.


The Fund also intends to compare its performance to the Lipper Multi-Cap Value Funds Index that includes the 30 largest multi cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance will be measured against this index for purposes of determining the performance incentive adjustment.


MANAGEMENT


Riversource Investments selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. Riversource Investments monitors the compliance of Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of Subadvisers, and reports periodically to the Board.


The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

GAMCO


GAMCO, which does business under the name Gabelli Asset Management Company is located at One Corporate Center, Rye, New York. GAMCO, subject to the supervision and approval of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio manager responsible for the day-to-day management of the Fund is:

- Mr. Mario Gabelli, CFA, Investment Officer - Value Products of Gabelli Asset Management Company and predecessors since inception in 1977. Mr. Gabelli also serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc., a New York Stock Exchange-listed company whose stock trades under the symbol GBL.

The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       56p

RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND

OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Shareholders will be given at least 60 days' notice of any change in the 80% policy. The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills, and notes, and of its agencies and instrumentalities. The Fund may also invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the Federal National Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie
Mac). These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. When market conditions are favorable, the Fund may also invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, or that are denominated in currencies other than the U.S. dollar.

In pursuit of the Fund's objective, the investment manager chooses investments by:

-  Reviewing credit characteristics and the interest rate outlook.

- Identifying and buying securities that are high quality or have similar qualities, in the investment manager's opinion, even though they are not rated or have been given a lower rating by a rating agency.

- Under normal market conditions, the Fund will maintain an average portfolio duration of one to three years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

-  The investment manager wishes to lock-in profits.

-  Changes in the interest rate or economic outlook.

-  The investment manager identifies a more attractive opportunity.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       57p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

        RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2000             +8.47%
2001             +6.29%
2002             +5.83%
2003             +1.52%
2004             +0.85%

During the period shown in the bar chart, the highest return for a calendar quarter was +3.25% (quarter ended Dec. 31, 2000) and the lowest return for a calendar quarter was -1.14% (quarter ended June 30, 2004).


The Fund's year-to-date return at Sept. 30, 2005 was +1.23%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                              1 YEAR       5 YEARS    SINCE INCEPTION
RiverSource VP - Short Duration U.S. Government Fund           +0.85%       +4.56%       +4.40%(a)
Lehman Brothers 1-3 Year Government Index
(reflects no deduction for fees, expenses or taxes)            +1.07%       +5.11%       +4.97%(b)
Lipper Short U.S. Government Funds Index                       +1.01%       +4.51%       +4.41%(b)

(a) Inception date is Sept. 15, 1999.

(b) Measurement period started Oct. 1, 1999.


The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       58p

MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Scott Kirby, Co-Portfolio Manager

-  Began managing the Fund in 2001.

-  Leader of the structured assets sector team.

- Employed by RiverSource Investments (previously AEFC) from 1979 to 1985 and from 1987 to present.

-  Began investment career in 1979.

-  MBA, University of Minnesota.

Jamie Jackson, CFA, Co-Portfolio Manager

-  Began managing the Fund in 2003.

-  Leader of the liquid assets sector team.

-  Joined RiverSource Investments (previously AEFC) in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-  Began investment career in 1988.

-  MBA, Marquette University.

The fixed income department of RiverSource Investments is divided into six sector teams each of which includes a portfolio manager and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the sector teams in which the Fund primarily invests. The portfolio managers collectively determine allocation of Fund assets among the sectors, and each provides day-to-day management of the Fund's assets allocated to the sector for which s/he is responsible.


The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       59p

RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


RiverSource Investments as the investment manager is responsible for the oversight of the subadviser, Kenwood Capital Management LLC (Kenwood) or (the Subadviser), an indirect subsidiary of Ameriprise Financial, Inc.

RiverSource Investments and Kenwood each provide day-to-day management for a portion of the Fund in order to provide diversified exposure to the small-cap segment of the U.S. market. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks across a wide range of industries.


KENWOOD

Kenwood buys stocks based on a largely quantitative analysis of valuation and earnings. This selection discipline favors companies that exhibit:

- Attractive valuations, based on measures such as the ratio of stock price to company earnings or free cash flow per share.

- Improving earnings, based on trends in analysts' estimates or earnings that were better than expected.

Kenwood will normally sell a stock holding if:

-  The stock becomes expensive relative to other stocks in the sector.

-  The company's financial performance fails to meet expectations.

RIVERSOURCE INVESTMENTS, LLC


RiverSource Investments buys stocks based on quantitative analysis of valuation, momentum, and quality adjusted valuation. In selecting securities for the Fund, the investment manager chooses companies with:


-  Attractive valuations and the potential for earnings growth.

-  Improving outlook, based on analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to other potential investments.

-  The company does not meet the investment manager's performance expectations.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       60p

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

              RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2000             +4.16%
2001             -6.53%
2002            -17.06%
2003            +47.85%
2004            +18.54%

During the period shown in the bar chart, the highest return for a calendar quarter was +22.00% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -19.29% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at Sept. 30, 2005 was +18.15%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                              1 YEAR      5 YEARS    SINCE INCEPTION
RiverSource VP - Small Cap Advantage Fund                                     +18.54%      +7.19%        +9.34%(a)
Russell 2000(R) Index (reflects no deduction for fees, expenses or taxes)     +18.33%      +6.61%        +9.77%(b)
Lipper Small-Cap Core Funds Index                                             +18.37%      +9.06%       +12.26%(b)

(a) Inception date is Sept. 15, 1999.

(b) Measurement period started Oct. 1, 1999.


The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the Russell 3000 total market capitalization. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Core Funds Index includes the 30 largest small cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining incentive adjustment.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       61p

MANAGEMENT


Riversource Investments manages a portion of the Fund's assets directly and contracts with and compensates Kenwood to manage a portion of the Fund's assets. Riversource Investments monitors the compliance of Kenwood with the investment objectives and related policies of the Fund, reviews the performance of Kenwood, and reports periodically to the Board. Riversource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by Kenwood and may change these proportions at any time.


PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the portion of the Fund managed by RiverSource Investments are:

Dimitris J. Bertsimas, Senior Portfolio Manager

-  Managed the Fund since July 2004.

-  Joined RiverSource Investments (previously AEFC) as a portfolio manager in
   2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

-  MS and Ph.D., MIT.

Jonathan Calvert, CFA, Portfolio Manager

-  Managed the Fund since July 2004.

-  Joined RiverSource Investments (previously AEFC) in 2003.

- Partner and Director of Quantitative Trading Research, Grantham, Mayo, van Otterloo LLC (GMO), 1992 to 2003.

-  Began investment career in 1992.

-  Bachelor of Mathematics, University of Waterloo, Canada.

KENWOOD


Kenwood, Accenture Tower at Metropolitan Centre, Suite 2330, 333 South 7th Street, Minneapolis, Minnesota 55402, is an indirect subsidiary of Ameriprise Financial, Inc. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Kenwood are:


Jake Hurwitz, CFA, Co-Portfolio Manager

-  Managed the Fund since 1999.

-  Principal of Kenwood Capital Management LLC, since 1998.

- Senior Vice President and Senior Portfolio Manager, Travelers Investment Management Company (TIMCO), 1991 to 1998.

-  Began investment career in 1979.

-  MA, University of California; MBA, New York University.

Kent Kelley, CFA, Co-Portfolio Manager

-  Managed the Fund since 1999.

-  Principal of Kenwood Capital Management LLC, since 1998.

-  Chief Executive Officer, TIMCO, 1995 to 1998.

-  Began investment career in 1978.

-  MA, Yale University.


The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       62p

RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


The investment manager is responsible for oversight of the subadvisers, Royce & Associates, LLC (Royce), Goldman Sachs Asset Management, L.P. (GSAM), Donald Smith & Co., Inc. (Donald Smith), Franklin Portfolio Associates LLC (Franklin Portfolio Associates) and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.


In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index if the stock remains attractive.

ROYCE

Royce uses a value methodology in managing its portion of the Fund. In selecting securities, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition. Royce's investments focus on small- and micro-cap securities that it believes are trading significantly below its estimate of their current worth. In selecting securities for the Fund, Royce looks for companies in the upper end of the small-cap market that have:

-  Excellent business strengths.

-  High internal rates of return and low leverage.

In the micro-cap sector, Royce selects from a universe of more than 5,900 micro-cap companies. Royce selects companies it believes are trading significantly below its estimate of their current worth.

GSAM

Business quality, attractive valuation and thoughtful portfolio construction are the key elements of GSAM's Value Equity approach. Through intensive, hands-on research the Value Equity team at GSAM seeks to identify well-positioned small-cap companies that have attractive returns on capital, strong or improving cash flow characteristics and are run by shareholder-oriented managements. The team employs a disciplined valuation approach to invest in these companies when the market does not fully recognize their real economic value.

GSAM will sell a position if (1) the risk/reward profile becomes less attractive due to price appreciation; (2) its investment thesis for a particular holding is invalidated based on subsequent information; and (3) its confidence in management's ability to execute is compromised. Furthermore, GSAM mitigates the liquidity and company-specific risks associated with small-cap value investing by limiting amounts in particular sectors and investing in a large number of holdings.

DONALD SMITH

Donald Smith employs a strict bottom-up approach, investing in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research, generally investing in companies with market capitalization over $100 million but less than $1.5 billion.

Donald Smith will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       63p

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates' investment process is predicated on the belief that it can consistently differentiate between undervalued and overvalued securities. As a result, Franklin Portfolio Associates emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin Portfolio Associates uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success.

In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin Portfolio Associates applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin Portfolio Associates will rank a universe of over 3,500 stocks from most attractive down to least attractive and group them into deciles. Decile #1 are stocks Franklin Portfolio Associates believes are the most undervalued in the marketplace and most likely to appreciate at a higher rate.

Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

BARROW, HANLEY

Barrow, Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow, Hanley screens the universe of roughly 1,400 companies with market capitalization between $500 million and $3 billion that possess characteristics desired by Barrow, Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow, Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow, Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow, Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow, Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. This Fund is designed for investors with above-average risk tolerance. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       64p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

                RIVERSOURCE VP - SMALL CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2002            -12.13%
2003            +37.86%
2004            +20.01%

During the period shown in the bar chart, the highest return for a calendar quarter was +18.76% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.23% (quarter ended Sept. 30, 2002).


The Fund's year-to-date return at Sept. 30, 2005 was +14.97%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                                    1 YEAR      SINCE INCEPTION
RiverSource VP - Small Cap Value Fund                                                +20.01%       +13.97%(a)
Russell 2000(R) Value Index (reflects no deduction for fees, expenses or taxes)      +22.25%       +16.04%(b)
Lipper Small-Cap Value Funds Index                                                   +20.65%       +16.06%(b)

(a) Inception date is Aug. 14, 2001.

(b) Measurement period started Sept. 1, 2001.


The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Value Funds Index includes the 30 largest small cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       65p

MANAGEMENT

Riversource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. Riversource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. Riversource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each subadviser and may change these proportions at any time.

The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with Riversource Investments' determination of the allocation that is in the best interests of the Fund's shareholders.

ROYCE

Royce is located at 1414 Avenue of the Americas, New York, New York. Royce, subject to the supervision and approval of Riversource Investments, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with Riversource Investments. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland. Royce & Associates, LLC has been investing in small-cap securities with a value approach for more than 30 years. The portfolio manager responsible for the day-to-day management of the portion of the Fund allocated to Royce is:

- Jay S. Kaplan, Portfolio Manager. Mr. Kaplan has been employed by Royce since 2000, having previously been a Managing Director and Portfolio Manager at Prudential Investments.

GSAM

GSAM is located at 32 Old Slip, New York, New York. GSAM, subject to the supervision and approval of Riversource Investments, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Riversource Investments. GSAM is an affiliate of Goldman Sachs & Co. The team of small-cap value portfolio managers and investment professionals responsible for managing the portion of the Fund allocated to GSAM includes:

- Eileen Rominger, Managing Director and Chief Investment Officer. Ms. Rominger is a portfolio manager on the U.S. Value team where she oversees the portfolio construction and investment research for the firm's value accounts. Her prior experience spanned 18 years at Oppenheimer Capital, where she was a Managing Director and member of the Executive Committee. She was a senior portfolio manager for corporate pension fund and insurance company accounts, portfolio manager of Quest Value Fund since 1988, as well as a senior research analyst responsible for several industries. Eileen received an MBA from Wharton School of Business and a BA from Fairfield University.

- Chip Otness, CFA and Managing Director. Mr. Otness is a portfolio manager on the U.S. Value team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip brings to GSAM 30 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. Chip started his career at JP Morgan where he spent 28 years. When he left JP Morgan he was Managing Director and ran J.P. Morgan's Small Cap Institutional group and was responsible for growing and managing $3.6 billion in assets. Chip received a BA in Economics from Harvard University.

- Lisa Parisi, CFA, Managing Director and Vice President. Ms. Parisi is a portfolio manager on the U.S. Value team, where she has broad research responsibilities across the value strategies. Previously, Lisa started a small-cap value strategy for John A Levin & Co. Lisa also developed a small-cap value product and co-managed a mid-cap value product at Valenzuela Capital, where she was a managing director. Lisa started her career working at Lazard Freres on the small-cap value team and has also worked at Royce Associates and Trust Company of the West. Lisa received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University.

- J. Kelly Flynn, Vice President. Mr. Flynn is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across the value strategies. Prior to joining GSAM Kelly spent three years at Lazard Asset Management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small-cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a BA from Harvard in 1990 and an MBA from Wharton School of Business.

- Dolores Bamford, CFA and Vice President. Ms. Bamford is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value portfolios. Prior to her arrival at GSAM, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was portfolio manager for a variety of funds including the Putnam Convertible Income-Growth Fund, the Global Resources Fund. Dolores received a BA from Wellesley College in 1988 and her MS from MIT Sloan School of Management.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       66p

- Edward Perkin, CFA and Vice President. Mr. Perkin is a portfolio manager on the U.S. Value team where he has broad research responsibilities across the value strategies. Before joining GSAM, Mr. Perkin gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a senior analyst at Fiserv. He received his BA from the University of California, Santa Barbara and received his MBA from Columbia Business School, and is a CFA charterholder. He joined the Value Team in 2002.

- David L. Berdon, Vice President. Mr. Berdon is a portfolio manager on the U.S. Value Investment team. David joined GSAM as a research analyst in March 2001. In October 2002, he became a portfolio manager and manages other value funds for GSAM. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Sililoquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.

GSAM Portfolio managers are organized along industry lines and are responsible for conducting research in their particular area of expertise. While the team debates investment ideas and overall portfolio structure, the buy/sell decision resides with the portfolio manager responsible for the industry.

DONALD SMITH

Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision and approval of Riversource Investments, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Riversource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

- Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Don accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Don received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.


- Richard L. Greenberg, CFA, Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Richard began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Richard graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.


FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates is located at One Boston Place, 29th Floor, Boston, Massachusetts. Franklin Portfolio Associates, subject to the supervision and approval of Riversource Investments, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Riversource Investments. Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Franklin Portfolio Associates are:

- John S. Cone, CFA, Chief Executive Officer, President and Portfolio Manager. Mr. Cone received a BA in economics from Rice University and a MS from Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. Mr. Cone has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analyst Society, Chicago Quantitative Alliance, and the Q Group. Additionally, he is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University.

- Michael F. Dunn, CFA. Mr. Dunn received a BS in mathematics and linguistics from Yale University. Prior to joining Franklin Portfolio Associates, he was responsible for quantitative research and development at Wellington Management Company and previously managed domestic index and derivative portfolios internally for the IBM Retirement Fund.

- Oliver E. Buckley. Mr. Buckley received a BS degree in mathematical sciences and an MS in engineering-economic systems both from Stanford University. He received an MBA from the University of California at Berkeley. Prior to joining Franklin Portfolio Associates, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent five years at BARRA as the manager of Equity Consulting Services.

- Kristin J. Crawford. Ms. Crawford received a BA in computer science and mathematics from Smith College and an Executive MBA from Suffolk University. Before joining Franklin Portfolio Associates, Kristin was Project Leader for equity development at Standish, Ayer & Wood, and was previously a software developer at The Boston Company Asset Management.

- Langton (Tony) C. Garvin, CFA. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. He joined Franklin Portfolio Associates in 2004. Prior to joining Franklin Portfolio, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       67p

BARROW, HANLEY

Barrow, Hanley is located at 2200 Ross Avenue, 31st Floor, 15th Floor, Dallas, Texas. Barrow, Hanley, subject to the supervision and approval of Riversource Investments, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Riversource Investments. Barrow, Hanley is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow, Hanley are:

- James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 32 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

- John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 28 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.


The SAI provides additional information about portfolio managers compensation, management of other accounts and ownership of shares in the Fund.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       68p

RIVERSOURCE VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND

OBJECTIVE

The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell Midcap(R) Growth Index (the Index). The market capitalization range of the companies included within the Index was $1.2 billion to $15.9 billion as of Aug. 31, 2005. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest company held within the Index.


In pursuit of the Fund's objective, the investment manager chooses equity investments by:

-  Identifying companies that it believes exhibit the following traits:

   -  effective management,

   -  financial strength,

   -  growth potential, and

   -  competitive market position.

- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

- Considering market trends and identifying opportunities within multiple industries that offer a compelling risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic, or other events could affect the company's performance.

- The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       69p

PAST PERFORMANCE

The following bar chart and table provide some illustration of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the bar chart below, and

- how the Fund's average annual total returns have varied over time compared to recognized indexes shown on the table below.


Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the subaccounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of fee waivers/expense caps, performance will be lower.


[CHART]

              RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1995            +31.76%
1996            +15.98%
1997            +12.64%
1998             +2.62%
1999            +71.03%
2000            -19.04%
2001            -32.91%
2001            -31.95%
2003            +28.81%
2004             +9.39%

During the period shown in the bar chart, the highest return for a calendar quarter was +56.47% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -28.63% (quarter ended March 31, 2001).


The Fund's year-to-date return at Sept. 30, 2005 was +20.44%.


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)


                                                            1 YEAR       5 YEARS      10 YEARS
RiverSource VP - Strategy Aggressive Fund                     +9.39%      -12.23%       +4.64%
Russell Midcap(R) Growth Index
(reflects no deduction for fees, expenses or taxes)          +15.48%       -3.36%      +11.23%
Lipper Mid-Cap Growth Funds Index                            +14.03%       -6.07%       +9.68%



The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


MANAGEMENT

PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:


Duncan J. Evered, Portfolio Manager

-  Managed the Fund since 2005.

-  Joined RiverSource Investments (previously AEFC) in 1994.

-  Began investment career in 1984.

-  MBA, Stanford School of Business.


The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       70p

FEES AND EXPENSES


Because the Funds are the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity contract or life insurance policy prospectus.


The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Fund. This summary does not reflect any fees or sales charges imposed by your annuity contract or life insurance policy. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.


ANNUAL FUND OPERATING EXPENSES


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS


                                                               MANAGEMENT         DISTRIBUTION        OTHER
FUND                                                             FEES(a)        (12b-1) FEES(b)    EXPENSES(c)     TOTAL
RiverSource VP - Balanced Fund                                   0.63%(i)             0.13%           0.08%        0.84%
RiverSource VP - Cash Management Fund                            0.51%                0.13%           0.09%        0.73%
RiverSource VP - Core Bond Fund                                  0.63%                0.13%           0.27%        1.03%
RiverSource VP - Diversified Bond Fund                           0.60%                0.13%           0.11%        0.84%
RiverSource VP - Diversified Equity Income Fund                  0.63%(i)             0.13%           0.10%        0.86%
RiverSource VP - Emerging Markets Fund(d)                        1.12%(h)             0.13%           0.28%        1.53%
RiverSource VP - Global Bond Fund                                0.83%                0.13%           0.14%        1.10%
RiverSource VP - Global Inflation Protected Securities Fund      0.49%                0.13%           0.27%        0.89%
RiverSource VP - Growth Fund                                     0.69%(i)             0.13%           0.11%        0.93%
RiverSource VP - High Yield Bond Fund                            0.62%                0.13%           0.10%        0.85%
RiverSource VP - Income Opportunities Fund                       0.64%                0.13%           0.28%        1.05%
RiverSource VP - International Opportunity Fund(d)               0.80%(h)             0.13%           0.13%        1.06%
RiverSource VP - Large Cap Equity Fund                           0.60%(h)             0.13%           0.08%        0.81%
RiverSource VP - Large Cap Value Fund                            0.63%(i)             0.13%           1.80%        2.56%
RiverSource VP - Mid Cap Growth                                  0.58%(h)             0.13%           0.11%        0.82%
RiverSource VP - Mid Cap Value Fund                              0.73%                0.13%           2.12%        2.98%
RiverSource VP - New Dimensions Fund                             0.55%(h)             0.13%           0.08%        0.76%
RiverSource VP - S&P 500 Index Fund                              0.29%                0.13%           0.13%        0.55%
RiverSource VP - Select Value Fund(e)                            0.80%(h)             0.13%           0.24%        1.17%
RiverSource VP - Short Duration U.S. Government Fund             0.61%                0.13%           0.11%        0.85%
RiverSource VP - Small Cap Advantage Fund(g)                     0.80%(i)             0.13%           0.16%        1.09%
RiverSource VP - Small Cap Value Fund(f)                         0.97%(h)             0.13%           0.18%        1.28%
RiverSource VP - Strategy Aggressive Fund                        0.56%(h)             0.13%           0.09%        0.78%

                                                               FEE WAIVER/EXPENSE       NET
                                                                REIMBURSEMENT(j)     EXPENSES
RiverSource VP - Balanced Fund                                     0.00%               0.84%
RiverSource VP - Cash Management Fund                              0.00%               0.73%
RiverSource VP - Core Bond Fund                                    0.08%               0.95%
RiverSource VP - Diversified Bond Fund                             0.00%               0.84%
RiverSource VP - Diversified Equity Income Fund                    0.00%               0.86%
RiverSource VP - Emerging Markets Fund(d)                          0.00%               1.53%
RiverSource VP - Global Bond Fund                                  0.00%               1.10%
RiverSource VP - Global Inflation Protected Securities Fund        0.14%               0.75%
RiverSource VP - Growth Fund                                       0.00%               0.93%
RiverSource VP - High Yield Bond Fund                              0.00%               0.85%
RiverSource VP - Income Opportunities Fund                         0.06%               0.99%
RiverSource VP - International Opportunity Fund(d)                 0.00%               1.06%
RiverSource VP - Large Cap Equity Fund                             0.00%               0.81%
RiverSource VP - Large Cap Value Fund                              1.51%               1.05%
RiverSource VP - Mid Cap Growth                                    0.00%               0.82%
RiverSource VP - Mid Cap Value Fund                                1.90%               1.08%
RiverSource VP - New Dimensions Fund                               0.00%               0.76%
RiverSource VP - S&P 500 Index Fund                                0.05%               0.50%
RiverSource VP - Select Value Fund(e)                              0.03%               1.14%
RiverSource VP - Short Duration U.S. Government Fund               0.00%               0.85%
RiverSource VP - Small Cap Advantage Fund(g)                       0.00%               1.09%
RiverSource VP - Small Cap Value Fund(f)                           0.02%               1.26%
RiverSource VP - Strategy Aggressive Fund                          0.00%               0.78%


(a) The Fund pays RiverSource Investments a fee for managing its assets.

(b) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(c) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and custody services.


(d) RiverSource Investments pays Threadneedle a fee for sub-investment advisory services. Threadneedle (60 St. Mary Axe, London EC3A 8OQ, England) is a direct wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of RiverSource Investments.

(e) RiverSource Investments pays GAMCO Asset Management, Inc. a fee for sub-investment advisory services.

(f) RiverSource Investments pays Royce, GSAM, Donald Smith, Franklin Portfolio Associates and Barrow, Hanley a fee for sub-investment advisory services.


(g) RiverSource Investments pays Kenwood a fee for sub-investment advisory services. Kenwood (Accenture Tower at Metropolitan Centre, Suite 2330, 333 South 7th Street, Minneapolis, MN 55402) is an indirect subsidiary of Ameriprise Financial, Inc., the parent company of RiverSource Investments.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       71p

(h) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource VP - Emerging Markets Fund, 0.04% for RiverSource VP - International Opportunity Fund, 0.02% for RiverSource VP - Large Cap Equity Fund, 0.07% for RiverSource VP - Mid Cap Growth Fund, 0.07% for RiverSource VP - New Dimensions Fund, 0.01% for RiverSource VP - Select Value Fund, 0.04% for RiverSource VP - Small Cap Value Fund and 0.07% for RiverSource VP - Strategy Aggressive Fund. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Emerging Markets Funds Index for RiverSource VP - Emerging Markets Fund; the Lipper International Large-Cap Core Funds Index for RiverSource VP - International Opportunity Fund; the Lipper Large-Cap Core Funds Index for RiverSource VP - Large Cap Equity Fund; the Lipper Mid-Cap Growth Funds Index for RiverSource VP - Mid Cap Growth Fund; the Lipper Large-Cap Growth Funds Index for RiverSource VP - New Dimensions Fund; the Lipper Multi-Cap Value Funds Index for RiverSource VP - Select Value Fund; the Lipper Small-Cap Value Funds Index for RiverSource VP - Small Cap Value Fund; and the Lipper Mid-Cap Growth Funds Index for RiverSource VP - Strategy Aggressive Fund.

(i) Includes the impact of a performance incentive adjustment that increased the management fee by 0.03% for RiverSource VP - Balanced Fund, 0.08% for RiverSource VP - Diversified Equity Income Fund, 0.06% for RiverSource VP - Growth Fund, 0.002% for RiverSource VP - Large Cap Value Fund and 0.01% for RiverSource VP - Small Cap Advantage Fund. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Balanced Funds Index for RiverSource VP - Balanced Fund; the Lipper Equity Income Funds Index for RiverSource VP - Diversified Equity Income Fund; the Lipper Large-Cap Growth Funds Index for RiverSource VP - Growth Fund; the Lipper Large-Cap Value Funds Index for RiverSource VP - Large Cap Value Fund; and the Lipper Small-Cap Core Funds Index for RiverSource VP - Small Cap Advantage Fund.

(j) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed: 0.95% for RiverSource VP - Core Bond Fund, 1.75% for RiverSource VP - Emerging Markets Fund, 0.75% for RiverSource VP - Global Inflation Protected Securities Fund, 0.99% for RiverSource VP - Income Opportunities Fund, 1.05% for RiverSource VP - Large Cap Value Fund, 1.10% for RiverSource VP - Mid Cap Growth Fund, 1.08% for RiverSource VP - Mid Cap Value Fund, 0.50% for RiverSource VP - S&P 500 Index Fund, 1.15% for RiverSource VP - Select Value Fund and 1.30% for RiverSource VP - Small Cap Value Fund.


EXAMPLE

THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 TO A SUBACCOUNT THAT INVESTS IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR UNITS AT THE END OF THOSE PERIODS. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:


FUND                                                            1 YEAR     3 YEARS    5 YEARS   10 YEARS
RiverSource VP - Balanced Fund                                    $ 86       $268      $  467     $1,041
RiverSource VP - Cash Management Fund                             $ 75       $234      $  407     $  910
RiverSource VP - Core Bond Fund                                   $ 97       $320      $  562     $1,257
RiverSource VP - Diversified Bond Fund                            $ 86       $268      $  467     $1,041
RiverSource VP - Diversified Equity Income Fund                   $ 88       $275      $  478     $1,065
RiverSource VP - Emerging Markets Fund                            $156       $484      $  835     $1,829
RiverSource VP - Global Bond Fund                                 $112       $350      $  607     $1,345
RiverSource VP - Global Inflation Protected Securities Fund       $ 77       $270      $  480     $1,088
RiverSource VP - Growth Fund                                      $ 95       $297      $  516     $1,147
RiverSource VP - High Yield Bond Fund                             $ 87       $271      $  472     $1,053
RiverSource VP - Income Opportunities Fund                        $101       $328      $  574     $1,282
RiverSource VP - International Opportunity Fund                   $108       $337      $  586     $1,299
RiverSource VP - Large Cap Equity Fund                            $ 83       $259      $  450     $1,006
RiverSource VP - Large Cap Value Fund                             $107       $653      $1,226     $2,787
RiverSource VP - Mid Cap Growth Fund                              $ 84       $262      $  456     $1,018
RiverSource VP - Mid Cap Value Fund                               $110       $743      $1,401     $3,169
RiverSource VP - New Dimensions Fund                              $ 78       $243      $  423     $  946
RiverSource VP - S&P 500 Index Fund                               $ 51       $171      $  303     $  688
RiverSource VP - Select Value Fund                                $116       $369      $  642     $1,423
RiverSource VP - Short Duration U.S. Government Fund              $ 87       $271      $  472     $1,053
RiverSource VP - Small Cap Advantage Fund                         $111       $347      $  602     $1,333
RiverSource VP - Small Cap Value Fund                             $128       $404      $  701     $1,548
RiverSource VP - Strategy Aggressive Fund                         $ 80       $249      $  434     $  970


THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.




               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       72p

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

PORTFOLIO TURNOVER. Active trading may increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

INVESTMENT MANAGER AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource variable portfolio funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource variable portfolio funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for the Board approving the Investment Management Services Agreement is available in the Fund's most recent annual report.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the RiverSource variable portfolio funds.

ADMINISTRATION SERVICES. RiverSource Investments provides or compensates others to provide administrative services to the RiverSource variable portfolio funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       73p

CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services for the RiverSource variable portfolio funds. In addition, Ameriprise Trust Company is paid for certain transaction fees and out of pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

DISTRIBUTION SERVICES. IDS Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or IDS Life), provides underwriting and distribution services to the RiverSource variable portfolio funds. Under the Distribution Agreement and related distribution plan(s), the distributor receives distribution and servicing fees. The distributor uses these fees to either pay financial advisors and/or to support its distribution and servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth in the SAI.

The SAI provides additional information about the services provided for the agreements set forth above.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES

Currently, the RiverSource variable portfolio funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by IDS Life and other affiliated insurance companies (IDS Life). These products may include unaffiliated mutual funds as investment options, and IDS Life receives payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Within Ameriprise Financial, Inc., IDS Life is allocated resources, including revenue earned by RiverSource Investments and its affiliates for providing investment management and other services to the RiverSource variable portfolio funds, as a result of including these funds in the products. The amount of payment from an unaffiliated fund or allocation from affiliates resources varies, and may be significant. The amount of the payment or allocation IDS Life receives from a fund may create an incentive for IDS Life and may influence its decision regarding which funds to include in a product. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by IDS Life. See the product prospectus for more information regarding these payments and allocations.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before any of RiverSource VP
- Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - High Yield Bond Fund, or RiverSource VP - Short Duration U.S. Government Fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. If shareholder approval is received, the fund may add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delay associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.


ASSET ALLOCATION PROGRAM. The RiverSource Variable Portfolio Funds may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, is described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund's investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund's loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.


FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       74p

BUYING AND SELLING SHARES

VALUING FUND SHARES

The net asset value (NAV) is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. RiverSource Variable Portfolio - Cash Management Fund's securities are valued at amortized costs. However, securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities and other securities such as small cap stocks or high yield bonds that may be traded infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

MARKET TIMING


The Board of Directors has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent the Fund has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. The Fund is offered only through variable annuity contracts and life insurance policies, and shares of the Fund are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder's Fund trades in the subaccounts on an omnibus basis, the Funds' Board of Directors has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.


               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       75p

Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

FEDERAL INCOME TAXATION OF SUBACCOUNTS, LIFE INSURANCE COMPANIES AND ANNUITY CONTRACTS OR LIFE INSURANCE POLICIES IS DISCUSSED IN YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY PROSPECTUS.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

RIVERSOURCE VP - BALANCED FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005      2004      2003      2002      2001
Net asset value, beginning of period                                $14.17    $13.00    $12.32    $ 15.30    $ 20.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .35       .31       .31        .33        .44
Net gains (losses) (both realized and unrealized)                     1.02      1.17       .82      (1.88)     (4.32)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.37      1.48      1.13      (1.55)     (3.88)
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.36)     (.31)     (.31)      (.34)      (.39)
Distributions from realized gains                                       --        --      (.14)     (1.09)     (1.24)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.36)     (.31)     (.45)     (1.43)     (1.63)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $15.18    $14.17    $13.00    $ 12.32    $ 15.30

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $2,437    $2,664    $2,416    $ 2,709    $ 3,759
Ratio of expenses to average daily net assets(b)                       .82%      .78%      .80%       .77%       .76%
Ratio of net investment income (loss) to average daily net assets     2.34%     2.16%     2.48%      2.31%      2.46%
Portfolio turnover rate (excluding short-term securities)              131%      133%      119%       103%        63%
--------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       9.68%    11.39%     9.40%    (10.91%)   (19.37%)
--------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       76p

RIVERSOURCE VP - CASH MANAGEMENT FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                         2005     2004    2003      2002      2001
Net asset value, beginning of period                                $1.00    $1.00   $1.00    $ 1.00    $ 1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .02       --     .01       .02       .05

LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.02)      --    (.01)     (.02)     (.05)
Net asset value, end of period                                      $1.00    $1.00   $1.00    $ 1.00    $ 1.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $ 688    $ 773   $ 868    $1,123    $1,063
Ratio of expenses to average daily net assets(b)                      .70%     .69%    .70%      .69%      .68%
Ratio of net investment income (loss) to average daily net assets    1.88%     .47%    .72%     1.61%     4.76%
--------------------------------------------------------------------------------------------------------------
Total return(c)                                                      1.92%     .48%    .72%     1.59%     4.94%
--------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RIVERSOURCE VP - CORE BOND FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005    2004(b)
Net asset value, beginning of period                                $10.01    $ 9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .31       .14
Net gains (losses) (both realized and unrealized)                      .04       .03
------------------------------------------------------------------------------------
Total from investment operations                                       .35       .17
------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.31)     (.14)
Net asset value, end of period                                      $10.05    $10.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   58    $   36
Ratio of expenses to average daily net assets(c),(d)                   .95%      .95%(e)
Ratio of net investment income (loss) to average daily net assets     3.10%     2.33%(e)
Portfolio turnover rate (excluding short-term securities)              339%      221%
------------------------------------------------------------------------------------
Total return(f)                                                       3.64%     1.67%(g)
------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.01% and 1.13% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       77p

RIVERSOURCE VP - DIVERSIFIED BOND FUND


PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005      2004      2003      2002      2001
Net asset value, beginning of period                                $10.62    $10.40    $10.38    $10.61    $10.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .39       .38       .44       .56       .70
Net gains (losses) (both realized and unrealized)                      .06       .22       .02      (.23)      .30
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .45       .60       .46       .33      1.00
------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.41)     (.38)     (.44)     (.56)     (.68)
Net asset value, end of period                                      $10.66    $10.62    $10.40    $10.38    $10.61

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $1,824    $1,696    $1,765    $1,814    $1,626
Ratio of expenses to average daily net assets(b)                       .82%      .81%      .81%      .80%      .80%
Ratio of net investment income (loss) to average daily net assets     3.65%     3.60%     4.23%     5.41%     6.72%
Portfolio turnover rate (excluding short-term securities)              293%      295%      251%      167%      122%
------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       4.27%     5.84%     4.50%     3.20%    10.07%
------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005      2004      2003       2002      2001
Net asset value, beginning of period                                $11.17    $ 9.65    $ 8.41    $ 10.20    $10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .20       .17       .17        .13       .11
Net gains (losses) (both realized and unrealized)                     2.65      1.51      1.24      (1.75)      .15
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.85      1.68      1.41      (1.62)      .26
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.19)     (.16)     (.17)      (.13)     (.11)
Distributions from realized gains                                       --        --        --       (.04)       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.19)     (.16)     (.17)      (.17)     (.11)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $13.83    $11.17    $ 9.65    $  8.41    $10.20

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $1,679    $  843    $  370    $   267    $  106
Ratio of expenses to average daily net assets(b)                       .84%      .86%      .76%       .87%      .91%(c)
Ratio of net investment income (loss) to average daily net assets     1.66%     1.77%     2.13%      1.59%     1.49%
Portfolio turnover rate (excluding short-term securities)               25%       19%       39%        35%       68%
-------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      25.59%    17.53%    17.00%    (16.16%)    2.56%
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.17% for the year ended Aug. 31, 2001.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       78p

RIVERSOURCE VP - EMERGING MARKETS FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005       2004       2003      2002       2001
Net asset value, beginning of period                                $ 9.80     $ 8.44     $ 7.04     $6.68    $  9.61

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .06        .09        .04       .02        .01
Net gains (losses) (both realized and unrealized)                     3.72       1.39       1.38       .34      (2.94)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      3.78       1.48       1.42       .36      (2.93)
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.06)      (.12)      (.02)       --         --
Distributions from realized gains                                     (.38)        --         --        --         --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.44)      (.12)      (.02)       --         --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $13.14     $ 9.80     $ 8.44     $7.04    $  6.68

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  192     $   46     $   16     $  10    $     6
Ratio of expenses to average daily net assets(b)                      1.55%      1.61%(c)   1.75%(c)  1.68%(c)   1.75%(c)
Ratio of net investment income (loss) to average daily net assets      .58%       .65%       .67%      .31%       .20%
Portfolio turnover rate (excluding short-term securities)              120%       117%       191%      215%       203%
---------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      39.60%     17.63%     20.25%     5.45%    (30.49%)
---------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.67%, 2.04%, 2.36% and 3.49% for the years ended Aug. 31, 2004,
     2003, 2002 and 2001, respectively.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RIVERSOURCE VP - GLOBAL BOND FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005       2004       2003       2002      2001
Net asset value, beginning of period                                $10.82     $10.40     $10.02     $ 9.76     $9.34

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .34        .35        .34        .38       .43
Net gains (losses) (both realized and unrealized)                      .39        .73        .61        .36       .23
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .73       1.08        .95        .74       .66
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.53)      (.66)      (.57)      (.48)     (.24)
Net asset value, end of period                                      $11.02     $10.82     $10.40     $10.02     $9.76

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  575     $  409     $  312     $  233     $ 191
Ratio of expenses to average daily net assets(b)                      1.08%      1.08%      1.09%      1.08%     1.07%
Ratio of net investment income (loss) to average daily net assets     2.63%      2.76%      3.08%      3.92%     4.54%
Portfolio turnover rate (excluding short-term securities)               79%       105%       102%        46%       34%
---------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       6.75%     10.57%      9.56%      7.83%     7.14%
---------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       79p

RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                        2005(b)
Net asset value, beginning of period                                $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .32
Net gains (losses) (both realized and unrealized)                      .19
--------------------------------------------------------------------------
Total from investment operations                                       .51
--------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.32)
Net asset value, end of period                                      $10.19

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  116
Ratio of expenses to average daily net assets(c),(d)                   .75%(e)
Ratio of net investment income (loss) to average daily net assets     3.42%(e)
Portfolio turnover rate (excluding short-term securities)               29%
--------------------------------------------------------------------------
Total return(f)                                                       5.22%(g)
--------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.87% for the period ended Aug. 31, 2005.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

RIVERSOURCE VP - GROWTH FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005      2004      2003        2002        2001
Net asset value, beginning of period                                $ 5.69     $5.45     $5.00     $  6.48     $ 13.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .03       .02       .01          --        (.01)
Net gains (losses) (both realized and unrealized)                      .91       .24       .45       (1.48)      (6.97)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .94       .26       .46       (1.48)      (6.98)
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.02)     (.02)     (.01)         --          --
Net asset value, end of period                                      $ 6.61     $5.69     $5.45     $  5.00     $  6.48

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  392     $ 261     $ 223     $   144     $   177
Ratio of expenses to average daily net assets(b)                       .92%      .85%      .99%        .81%        .90%(c)
Ratio of net investment income (loss) to average daily net assets      .42%      .27%      .20%         --%       (.19%)
Portfolio turnover rate (excluding short-term securities)              154%      192%      199%        272%         41%
----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      16.74%     4.64%     9.29%     (22.80%)    (51.87%)
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.91% for the year ended Aug 31, 2001.


(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       80p

RIVERSOURCE VP - HIGH YIELD BOND FUND


PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005       2004       2003       2002       2001
Net asset value, beginning of period                                $ 6.60     $ 6.22     $ 5.66     $ 6.83     $ 7.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .44        .47        .48        .56        .79
Net gains (losses) (both realized and unrealized)                      .16        .38        .54      (1.17)      (.95)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .60        .85       1.02       (.61)      (.16)
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.44)      (.47)      (.46)      (.56)      (.77)
Net asset value, end of period                                      $ 6.76     $ 6.60     $ 6.22     $ 5.66     $ 6.83

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $1,246     $1,130     $  843     $  577     $  609
Ratio of expenses to average daily net assets(b)                       .83%       .82%       .83%       .83%       .82%
Ratio of net investment income (loss) to average daily net assets     6.58%      7.30%      8.31%      8.91%     11.04%
Portfolio turnover rate (excluding short-term securities)              106%       139%       141%       135%        86%
----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       9.31%     14.03%     18.81%     (9.33%)    (1.89%)
----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RIVERSOURCE VP - INCOME OPPORTUNITIES FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005    2004(b)
Net asset value, beginning of period                                $10.29    $ 9.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .59       .15
Net gains (losses) (both realized and unrealized)                      .18       .36
------------------------------------------------------------------------------------
Total from investment operations                                       .77       .51
------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.59)     (.15)
Distributions from realized gains                                     (.08)       --
------------------------------------------------------------------------------------
Total distributions                                                   (.67)     (.15)
------------------------------------------------------------------------------------
Net asset value, end of period                                      $10.39    $10.29

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   45    $   16
Ratio of expenses to average daily net assets(c),(d)                   .99       .99%(e)
Ratio of net investment income (loss) to average daily net assets     5.69%     6.03%(e)
Portfolio turnover rate (excluding short-term securities)               93%       36%
------------------------------------------------------------------------------------
Total return(f)                                                       7.73%     5.17%(g)
------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.03% and 1.55% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       81p

RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005       2004      2003        2002        2001
Net asset value, beginning of period                                $ 8.23     $ 7.19     $7.00     $  8.39     $ 16.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .11        .08       .08         .07         .03
Net gains (losses) (both realized and unrealized)                     1.80       1.05       .16       (1.35)      (5.57)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.91       1.13       .24       (1.28)      (5.54)
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.12)      (.09)     (.05)       (.07)       (.03)
Distributions from realized gains                                       --         --        --        (.01)      (2.97)
Excess distributions from net investment income                         --         --        --        (.03)       (.05)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.12)      (.09)     (.05)       (.11)      (3.05)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $10.02     $ 8.23     $7.19     $  7.00     $  8.39

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $1,184     $  974     $ 738     $   873     $ 1,310
Ratio of expenses to average daily net assets(b)                      1.04%       .98%     1.06%       1.07%       1.04%
Ratio of net investment income (loss) to average daily net assets     1.19%       .99%     1.19%        .83%        .31%
Portfolio turnover rate (excluding short-term securities)               90%       142%      102%        140%        278%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      23.29%     15.77%     3.48%     (15.38%)    (36.90%)
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.


RIVERSOURCE VP - LARGE CAP EQUITY FUND


PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005       2004       2003        2002        2001
Net asset value, beginning of period                                $19.32     $18.04     $16.48     $ 20.87     $ 37.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .24        .14        .10         .10         .05
Net gains (losses) (both realized and unrealized)                     2.15       1.28       1.56       (2.83)     (12.96)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.39       1.42       1.66       (2.73)     (12.91)
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.23)      (.14)      (.10)       (.09)       (.04)
Distributions from realized gains                                       --         --         --       (1.57)      (3.39)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.23)      (.14)      (.10)      (1.66)      (3.43)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $21.48     $19.32     $18.04     $ 16.48     $ 20.87

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $2,510     $2,535     $1,982     $ 2,227     $ 3,270
Ratio of expenses to average daily net assets(b)                       .80%       .85%       .85%        .80%        .78%
Ratio of net investment income (loss) to average daily net assets     1.13%       .72%       .62%        .52%        .13%
Portfolio turnover rate (excluding short-term securities)              132%       114%       115%        146%         62%
------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      12.42%      7.87%     10.16%     (14.08%)    (36.48%)
------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       82p

RIVERSOURCE VP - LARGE CAP VALUE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005    2004(b)
Net asset value, beginning of period                                $10.00    $ 9.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .14       .05
Net gains (losses) (both realized and unrealized)                     1.06       .02
------------------------------------------------------------------------------------
Total from investment operations                                      1.20       .07
------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.14)     (.06)
Distributions from realized gains                                     (.07)       --
------------------------------------------------------------------------------------
Total distributions                                                   (.21)     (.06)
------------------------------------------------------------------------------------
Net asset value, end of period                                      $10.99    $10.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   15    $    7
Ratio of expenses to average daily net assets(c),(d)                  1.05%     1.05%(e)
Ratio of net investment income (loss) to average daily net assets     1.37%     1.03%(e)
Portfolio turnover rate (excluding short-term securities)               52%       24%
------------------------------------------------------------------------------------
Total return(f)                                                      12.04%      .69%(g)
------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 2.55% and 2.85% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

RIVERSOURCE VP - MID CAP GROWTH FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005       2004       2003        2002        2001(b)
Net asset value, beginning of period                                $10.11     $10.09     $ 8.54     $  9.57        $10.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.04)      (.05)      (.05)       (.04)         (.01)
Net gains (losses) (both realized and unrealized)                     2.36        .07       1.60        (.99)         (.69)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.32        .02       1.55       (1.03)         (.70)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $12.43     $10.11     $10.09     $  8.54        $ 9.57

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $  255     $  225     $  170     $    72        $   14
Ratio of expenses to average daily net assets(c)                       .82%       .85%      1.06%       1.10%(d)      1.10%(d),(e)
Ratio of net investment income (loss) to average daily net assets     (.32%)     (.49%)     (.71%)      (.76%)        (.45%)(e)
Portfolio turnover rate (excluding short-term securities)               34%        25%        19%         20%           19%
--------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      23.03%       .13%     18.20%     (10.77%)       (6.82%)(g)
--------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.


(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       83p

RIVERSOURCE VP - MID CAP VALUE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                        2005(b)
Net asset value, beginning of period                                $10.15

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .01
Net gains (losses) (both realized and unrealized)                     1.28
--------------------------------------------------------------------------
Total from investment operations                                      1.29
--------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.02)
Net asset value, end of period                                      $11.42

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $7
Ratio of expenses to average daily net assets(c),(d)                  1.08%(e)
Ratio of net investment income (loss) to average daily net assets      .62%(e)
Portfolio turnover rate (excluding short-term securities)                7%
--------------------------------------------------------------------------
Total return(f)                                                      12.70%(g)
--------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 2.97% for the period ended Aug. 31, 2005.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.


RIVERSOURCE VP - NEW DIMENSIONS FUND


PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                          2005       2004       2003        2002        2001
Net asset value, beginning of period                                $14.52     $14.29     $13.06     $ 15.49     $ 25.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .15        .10        .08         .07         .02
Net gains (losses) (both realized and unrealized)                      .91        .23       1.23       (2.42)      (8.01)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.06        .33       1.31       (2.35)      (7.99)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.15)      (.10)      (.08)       (.07)       (.02)
Distributions from realized gains                                       --         --         --        (.01)      (1.53)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.15)      (.10)      (.08)       (.08)      (1.55)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $15.43     $14.52     $14.29     $ 13.06     $ 15.49

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $2,200     $2,932     $3,115     $ 3,045     $ 3,892
Ratio of expenses to average daily net assets(b)                       .75%       .72%       .82%        .79%        .79%
Ratio of net investment income (loss) to average daily net assets     1.01%       .66%       .64%        .47%        .12%
Portfolio turnover rate (excluding short-term securities)               89%        55%        23%         27%         27%
------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       7.28%      2.29%     10.11%     (15.17%)    (33.05%)
------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       84p

RIVERSOURCE VP - S&P 500 INDEX FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                              2005       2004        2003        2002        2001
Net asset value, beginning of period                                  $   7.54   $   6.88    $   6.24    $   7.71    $  10.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               .13        .09         .08         .07         .06
Net gains (losses) (both realized and unrealized)                          .76        .66         .64       (1.47)      (2.65)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .89        .75         .72       (1.40)      (2.59)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                      (.13)      (.09)       (.08)       (.07)       (.06)
Distributions from realized gains                                           --         --          --          --        (.02)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.13)      (.09)       (.08)       (.07)       (.08)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   8.30   $   7.54    $   6.88    $   6.24    $   7.71

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $    367   $    283    $    171    $     99    $     56
Ratio of expenses to average daily net assets(b),(c)                       .50%       .49%        .50%        .50%        .49%
Ratio of net investment income (loss) to average daily net assets         1.65%      1.21%       1.31%       1.01%        .85%
Portfolio turnover rate (excluding short-term securities)                    5%        --%          5%         72%        137%
-----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                          11.98%     10.84%      11.51%     (18.29%)    (24.96%)
-----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.56%, 0.57%, 0.64%, 0.82% and 1.31% for the years ended Aug. 31,
     2005, 2004, 2003, 2002 and 2001, respectively.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RIVERSOURCE VP - SELECT VALUE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                              2005     2004(b)
Net asset value, beginning of period                                  $   9.95   $   9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               .05        .02
Net gains (losses) (both realized and unrealized)                         1.55       (.03)
-----------------------------------------------------------------------------------------
Total from investment operations                                          1.60       (.01)
-----------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                      (.05)      (.02)
Distributions from realized gains                                         (.05)        --
-----------------------------------------------------------------------------------------
Total distributions                                                       (.10)      (.02)
-----------------------------------------------------------------------------------------
Net asset value, end of period                                        $  11.45   $   9.95

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $     23   $      9
Ratio of expenses to average daily net assets(c),(d)                      1.15%      1.15%(e)
Ratio of net investment income (loss) to average daily net assets          .45%       .50%(e)
Portfolio turnover rate (excluding short-term securities)                   31%        13%
-----------------------------------------------------------------------------------------
Total return(f)                                                          16.18%      (.11%)(g)
-----------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.17% and 1.97% for the periods ended Aug. 31, 2005 and 2004, respectively.


(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       85p

RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                              2005       2004        2003        2002        2001
Net asset value, beginning of period                                  $  10.34   $  10.46    $  10.55    $  10.34    $   9.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               .27        .25         .27         .34         .52
Net gains (losses) (both realized and unrealized)                         (.13)      (.07)       (.05)        .23         .39
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .14        .18         .22         .57         .91
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                      (.27)      (.25)       (.27)       (.34)       (.52)
Distributions from realized gains                                           --       (.05)       (.04)       (.02)         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.27)      (.30)       (.31)       (.36)       (.52)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  10.21   $  10.34    $  10.46    $  10.55    $  10.34

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $    484   $    506    $    479    $    276    $    106
Ratio of expenses to average daily net assets(b)                           .83%       .82%        .82%        .83%        .84%(c)
Ratio of net investment income (loss) to average daily net assets         2.67%      2.36%       2.47%       3.24%       4.94%
Portfolio turnover rate (excluding short-term securities)                  171%       135%        179%        292%         95%
-----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                           1.43%      1.70%       2.06%       5.42%       9.29%
-----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.87% for the year ended Aug. 31, 2001.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED AUG. 31,                                              2005       2004        2003        2002        2001
Net asset value, beginning of period                                  $  12.64   $  11.25    $   8.79    $  10.13    $  12.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.04)      (.05)       (.02)       (.02)       (.01)
Net gains (losses) (both realized and unrealized)                         3.14       1.44        2.48       (1.32)      (2.09)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          3.10       1.39        2.46       (1.34)      (2.10)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Distributions from realized gains                                         (.63)        --          --          --        (.35)
Net asset value, end of period                                        $  15.11   $  12.64    $  11.25    $   8.79    $  10.13

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $    235   $    184    $    102    $     59    $     49
Ratio of expenses to average daily net assets(b)                          1.07%      1.10%       1.19%       1.11%       1.16%(c)
Ratio of net investment income (loss) to average daily net assets         (.28%)     (.42%)      (.20%)      (.21%)      (.08%)
Portfolio turnover rate (excluding short-term securities)                  112%       104%        124%        156%        152%
-----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                          24.88%     12.40%      27.96%     (13.28%)    (16.68%)
-----------------------------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.26% for the year ended Aug. 31, 2001.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       86p

RIVERSOURCE VP - SMALL CAP VALUE FUND


PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED AUG. 31,                                            2005       2004        2003        2002      2001(b)
Net asset value, beginning of period                                $  13.10   $  11.39    $   9.52    $   9.84    $  10.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .02       (.02)       (.03)       (.03)       (.01)
Net gains (losses) (both realized and unrealized)                       2.53       1.92        1.95        (.29)       (.16)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        2.55       1.90        1.92        (.32)       (.17)
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.01)        --        (.01)         --          --
Distributions from realized gains                                      (1.18)      (.19)       (.04)         --          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (1.19)      (.19)       (.05)         --          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  14.46   $  13.10    $  11.39    $   9.52    $   9.84

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    412   $    229    $    134    $     63    $      5
Ratio of expenses to average daily net assets(c)                        1.28%      1.27%       1.55%       1.48%       1.50%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .12%      (.20%)      (.43%)      (.67%)     (1.15%)(d)
Portfolio turnover rate (excluding short-term securities)                 65%        84%         87%         12%         --%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                        20.02%     16.78%      20.24%      (3.19%)     (1.77%)(g)
---------------------------------------------------------------------------------------------------------------------------


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 6.86% for the period ended Aug. 31, 2001.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

RIVERSOURCE VP - STRATEGY AGGRESSIVE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                              2005       2004        2003        2002        2001
Net asset value, beginning of period                                  $   6.80   $   6.99    $   5.72    $   8.29    $  27.82

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.04)      (.03)       (.03)       (.04)        .01
Net gains (losses) (both realized and unrealized)                         1.51       (.16)       1.30       (2.53)     (13.01)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.47       (.19)       1.27       (2.57)     (13.00)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                        --         --          --          --        (.02)
Distributions from realized gains                                           --         --          --          --       (6.51)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         --         --          --          --       (6.53)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   8.27   $   6.80    $   6.99    $   5.72    $   8.29

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $    687   $    783    $    969    $    991    $  1,815
Ratio of expenses to average daily net assets(b)                           .78%       .72%        .83%        .81%        .78%
Ratio of net investment income (loss) to average daily net assets         (.33%)     (.43%)      (.54%)      (.50%)       .10%
Portfolio turnover rate (excluding short-term securities)                   28%        53%         27%        180%        166%
-----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                          21.58%     (2.67%)     22.16%     (30.97%)    (53.61%)
-----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       87p

Additional information about the Funds and their investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Funds or to make a shareholder inquiry, contact your financial advisor, investment professional or RiverSource Service Corporation.

RiverSource Variable Portfolio Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #s:

RiverSource Variable Portfolio - Balanced Fund                                     811-4252
RiverSource Variable Portfolio - Cash Management Fund                              811-3190
RiverSource Variable Portfolio - Core Bond Fund                                    811-3219
RiverSource Variable Portfolio - Diversified Bond Fund                             811-3219
RiverSource Variable Portfolio - Diversified Equity Income Fund                    811-4252
RiverSource Variable Portfolio - Emerging Markets Fund                             811-3218
RiverSource Variable Portfolio - Global Bond Fund                                  811-3219
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund        811-3219
RiverSource Variable Portfolio - Growth Fund                                       811-3218
RiverSource Variable Portfolio - High Yield Bond Fund                              811-3219
RiverSource Variable Portfolio - Income Opportunities Fund                         811-3219
RiverSource Variable Portfolio - International Opportunity Fund                    811-3218
RiverSource Variable Portfolio - Large Cap Equity Fund                             811-3218
RiverSource Variable Portfolio - Large Cap Value Fund                              811-3218
RiverSource Variable Portfolio - Mid Cap Growth Fund                               811-3218
RiverSource Variable Portfolio - Mid Cap Value Fund                                811-3218
RiverSource Variable Portfolio - New Dimensions Fund                               811-3218
RiverSource Variable Portfolio - S&P 500 Index Fund                                811-3218
RiverSource Variable Portfolio - Select Value Fund                                 811-10383
RiverSource Variable Portfolio - Short Duration U.S. Government Fund               811-3219
RiverSource Variable Portfolio - Small Cap Advantage Fund                          811-3218
RiverSource Variable Portfolio - Small Cap Value Fund                              811-10383
RiverSource Variable Portfolio - Strategy Aggressive Fund                          811-3218


RIVERSOURCE VARIABLE PORTFOLIO FUNDS

70100 Ameriprise Financial Center
Minneapolis, MN 55474


                                                             S-6466-99 Y (10/05)